Exhibit 99.1

TIAA-CREF Asset Management

TIAA REAL ESTATE ACCOUNT Quarterly Performance Analysis

QUARTER ENDING MARCH 31, 2012

INTRODUCTION

The TIAA Real Estate Account (the “Account”) was established in February 1995 as a separate account of Teachers Insurance and Annuity Association of America (“TIAA”) and interests in the Account were first offered to eligible participants on October 2, 1995. The Account offers individual and group accumulating annuity contracts (with contributions made on a pre-tax or after-tax basis), as well as individual lifetime and term-certain variable payout annuity contracts (including the payment of death benefits to beneficiaries). Investors are entitled to transfer funds to or from the Account under certain circumstances. Funds invested in the Account for each category of contract are expressed in terms of units, and unit values will fluctuate depending on the Account’s performance.

We believe the Account is unique in that it offers TIAA-CREF’s retirement plan participants exposure to a portfolio of income producing real estate, diversified across property types and geographic locations. While the Account offers investors the opportunity to invest in income-producing real estate previously only available to large institutional investors, there are relatively few sources of returns that can be used as a direct comparison for assessing the performance of the Account. In addition, such comparisons are highly complex.

The Quarterly Performance Analysis that follows is designed to provide comparisons of the Account’s performance to that of two widely used indices in direct real estate investing. The primary objective of these comparisons is to aid investors in understanding the standard performance of the Account relative to such indices. The analyses are best explained to institutions, plan sponsors and their representatives by registered representatives of TIAA-CREF Individual & Institutional Services, LLC.

TIAA Real Estate Account Quarterly Performance Analysis

TIAA REAL ESTATE ACCOUNT BENCHMARKS

Management believes the two widely used indices (which, in this analysis, we sometimes call “benchmarks”) that are most appropriate to compare to the performance of the Account are:

NCREIF Fund Index – Open End Diversified Core Equity (“NFI-ODCE”). This is an equal-weighted index of the investment returns from a collection of 30 open ended commingled funds which focus on core real estate investment strategy. The index displayed in this analysis use the “Net of Fees” returns that are calculated by the National Council of Real Estate Investment Fiduciaries (“NCREIF”). Over the prior five years, NCREIF has reported the year end cash reserves on the equal weighted ODCE Index as approximately within a 2.9% - 6.5% range in recent years.

NCREIF Property Index (“NPI”) – This index measures the property specific total rate of return for commercial real estate properties held by institutional investors. A majority of the properties in this benchmark are held by institutional investors.

COMPARISON BETWEEN THE ACCOUNT’S ADJUSTED TOTAL RETURN AND THE NFI-ODCE RETURN

In order to more appropriately compare the performance of the Account with its peers in the NFI-ODCE, certain aspects of the Account’s historical performance have been adjusted to arrive at the Account’s “Adjusted Total Return.”

Adjusting the total return of the Account allows for a more equitable assessment and comparison with the other open-ended direct real estate products contained in the NFI-ODCE that may not have a guaranteed liquidity feature and accompanying costs and cash drag embedded in the product. The Account has historically held in excess of 15% of its net assets in Liquid Assets in normal circumstances and currently targets to hold between 15% and 25% of its net assets in Liquid Assets (as defined below). The adjustments to arrive at Adjusted Total Return effectively remove the low point of this range (the lesser of 15% or the percentage of cash in the Account), as this has generally been the Liquid Asset level deemed appropriate by management in light of the liquidity guarantee provided by TIAA.

To calculate the Adjusted Total Return, the Account’s total return is adjusted by removing the effect of (i) cash and all non-real estate-related marketable securities (collectively, “Liquid Assets”) held by the Account at the end of each period (only to the extent such Liquid Assets comprised 15% of the Account’s net assets as of such dates) and (ii) the actual expense charge associated with the liquidity guarantee provided to the Account by TIAA. A reconciliation of total return to Adjusted Total Return is included in the financial tables contained in Appendix A.

Management believes that a comparison of only the Account’s total return performance to that of a broad-based index or benchmark is not meaningful for

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TIAA Real Estate Account Quarterly Performance Analysis

investors, given the unique liquidity guarantee feature. As a result, the Adjusted Total Return is considered a more appropriate approximation when juxtaposed with a widely recognized benchmark such as the NFI-ODCE. This adjustment removes the impact of holding significantly more Liquid Assets historically than the peer group and management believes allows for a more appropriate comparison with other direct real estate peers.

Please see the Account’s prospectus in the section entitled “Establishing and Managing the Account — The Role of TIAA – Liquidity Guarantee.”

USE AND LIMITATIONS OF NON-GAAP INFORMATION

The Adjusted Total Return is not a measure of performance or returns under U.S. generally accepted accounting principles (“GAAP”). For the reasons discussed above, management believes that the presentation of Adjusted Total Return is useful in allowing interested parties to conduct a fair evaluation of the Account’s performance with its peers. Adjusted Total Return should be considered along with, but not as an alternative to, total return as a measure of the Account’s performance.

Adjusted Total Return will serve as part of the quantitative measurement of the performance of the Account by management and may be used as a factor in assessing performance-based compensation for TIAA managers that service the Account. It should be noted that compensation can be increased or decreased based on the performance of the TIAA global real estate group as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

The Account’s reconciliations to the most comparable GAAP measure (total return) and the excluded aspects (Liquid Assets and the expenses associated with TIAA’s provision of the liquidity guarantee) should be considered when evaluating the Account’s total performance, as well as the usefulness of its non-GAAP financial measures. The effects of these differences in methodology may be significant and should not be construed by investors as an accurate indication of the Account’s actual relative performance. Investors that are evaluating the performance of the Account should consider the financial statements in their entirety.

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TIAA Real Estate Account Quarterly Performance Analysis

Total Return and Adjusted Total Return for Period Ending March 31, 2012

TIAA Real Estate Account
	Quarterly	1 Year	3 Year	5 Year	10 Year	Since Inception

Total Return[1]	3.26%	12.82%	1.44%	-2.12%	4.20%	5.78%

Adjusted Total Return[2]	4.02%	15.33%	3.16%	-1.05%	5.46%	7.12%

NCREIF Fund Index - ODCE[3]	2.56%	13.61%	2.24%	-1.69%	5.05%	7.06%

[1] Total return performance for the Account is based on actual changes in unit values as reported to Account participants in the Account’s historical financial statements.

Estimated annual expenses for the period May 1, 2012 through April 30, 2013 are 0.920% of net assets. Historical expenses for the Account have varied significantly since inception, both from a basis points standpoint and actual expense standpoint. Note: We estimate expenses for the year based on projected expense and asset levels. Differences between estimated and actual expenses are adjusted quarterly and reflected in current investment results.

Since inception, the Account has typically maintained, and on a long-term basis intends to maintain, an allocation to cash, cash equivalents and marketable securities of between 15% and 25% of total net assets. In 2009 and early 2010, these liquid assets comprised less than 10% of total net assets and total assets of the Account.

[2] Adjusted Total Return is based on the Account’s total return published in the Account’s historical financial statements dating back to inception. The components of the Account’s financial statements upon which the Adjusted Total Return as derived excludes the cash and associated expenses with the liquidity guarantee because the constituents of the ODCE do not have this unique product feature. See Appendix A for a full reconciliation of the historical calculation.

[3] The returns are calculated by the National Council of Real Estate Investment Fiduciaries, net of fees.

NCREIF PROPERTY INDEX/REAL ESTATE ACCOUNT PERFORMANCE CALCULATIONS

This performance calculation is calculated for the Account by NCREIF under contract with TIAA-CREF. The Account’s direct real estate property returns and NPI

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TIAA Real Estate Account Quarterly Performance Analysis

index are both calculated by NCREIF. The NPI provides investors with an index that can used to compare returns that are attributable to the performance of directly-held commercial real estate. The NCREIF Property Index is a market value weighted composite of commercial properties in the United States held by tax-exempt institutions. NCREIF independently calculates the income, capital and total returns on an unlevered basis on behalf of the Account and those results are compared with the NPI index in the performance table below:

Unlevered Property Returns for the Period Ending March 31, 2012

TIAA Real Estate Account
	Quarterly	1 Year	3 Year	5 Year	10 Year	Since Inception
Unlevered Property Level Returns[4]	3.81%	16.83%	6.57%	2.43%	7.87%	8.98%

NCREIF Property Index - Open End Funds[4]	2.67%	13.88%	6.69%	2.42%	7.64%	9.28%

[4] The unlevered property level returns for the Account and the NPI Benchmark are both calculated by the National Council of Real Estate Investment Fiduciaries.

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TIAA Real Estate Account Quarterly Performance Analysis

APPENDIX A

RECONCILIATION OF TOTAL RETURN TO ADJUSTED TOTAL RETURN FOR EACH OF THE
PERIODS USED IN THE CALCULATION OF HISTORICAL PERFORMANCE

	For Period Ended March 31, 2012

	{1}	{2}	{3}	{4}	{5}
					Adjusted
	Total		Weighted	Re-Weight of	Total
	Return	Weighting	Return	Total Return	Return
Real estate properties, net	3.3%	57.9%	1.93%	68.8%	2.30%
Real estate joint ventures and limited partnerships	5.7%	14.0%	0.80%	16.7%	0.96%
Real estate related marketable securities	11.8%	6.9%	0.81%	8.2%	0.96%
Cash and short term securities	0.0%	20.7%	0.00%	5.7%	0.00%
Other	0.0%	0.5%	0.00%	0.6%	0.00%

Total Account expenses	-0.25%				-0.20%

Account Return	3.26%				4.02%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

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TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2012 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	December 31, 2011	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	March 31, 2012	Total Return	Total Return %
Real estate properties	$9,857.6	$(5.2)	$192.4	$100.8	$10,140.8	$288.0
Mortgage loans payable	(2,028.2)	-	(26.8)	-	(2,137.3)	(26.8)
Real estate properties, net	7,829.4	(5.2)	165.6	100.8	8,003.5	261.2	3.3%
Real estate joint ventures and limited partnerships	1,898.9	(3.2)	95.0	17.0	2,023.7	108.8	5.7%
Real estate related securities	927.9	8.0	93.8	7.4	1,138.7	109.2	11.8%
Cash and short term securities	2,802.8			0.5	2,976.5	0.5	0.0%
Other	68.2				76.8	-	0.0%
Net assets	$13,527.2	$(0.4)	$354.4	$125.7	$14,219.2	$479.7	3.55%

Expenses
Investment advisory charges					$(15.1)		-0.11%
Administrative charges					(7.5)		-0.06%
Distribution charges					(3.3)		-0.02%
Mortality and expense risk charges					(1.7)		-0.01%
Liquidity guarantee charges					(7.2)		-0.05%

Total Expenses					$(34.8)		-0.25%

Net asset value per accumulation unit	$247.654				$255.728		3.26%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

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TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2011

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	2.5%	60.6%	1.51%	71.8%	1.79%
Real estate joint ventures and limited partnerships	2.6%	14.4%	0.37%	17.1%	0.44%
Real estate related marketable securities	14.9%	6.3%	0.94%	7.4%	1.11%
Cash and short term securities	0.0%	18.4%	0.00%	3.4%	0.00%
Other	0.0%	0.3%	0.00%	0.3%	0.00%

Total Account expenses	-0.94%				-0.76%

Account Return	2.56%				2.58%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

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TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2011 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	September 30, 2011	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	December 31, 2011	Total Return	Total Return %
Real estate properties	$9,827.9	$29.7	$54.5	$106.1	$9,857.6	$190.3
Mortgage loans payable	(1,956.7)	-	6.2	-	(2,028.2)	6.2
Real estate properties, net	7,871.2	29.7	60.7	106.1	7,829.4	196.5	2.5%
Real estate joint ventures and limited partnerships	1,866.6	(59.9)	94.5	13.5	1,898.9	48.1	2.6%
Real estate related securities	813.0	1.5	113.5	6.5	927.9	121.5	14.9%
Cash and short term securities	2,385.8			0.5	2,802.8	0.5	0.0%
Other	36.9				68.2	-	0.0%
Net assets	$12,973.5	$(28.7)	$268.7	$126.6	$13,527.2	$366.6	2.83%

Expenses
Investment advisory charges					$(53.9)		-0.42%
Administrative charges					(28.7)		-0.22%
Distribution charges					(8.8)		-0.07%
Mortality and expense risk charges					(6.2)		-0.05%
Liquidity guarantee charges					(23.7)		-0.18%

Total Expenses					$(121.3)		-0.94%

Net asset value per accumulation unit	$241.482				$247.654		2.56%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

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TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2011

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	4.7%	59.4%	2.82%	70.5%	3.35%
Real estate joint ventures and limited partnerships	5.7%	14.1%	0.80%	16.8%	0.95%
Real estate related marketable securities	-18.0%	6.0%	-1.07%	7.1%	-1.27%
Cash and short term securities	0.0%	20.1%	0.01%	5.1%	0.00%
Other	0.0%	0.4%	0.00%	0.5%	0.00%

Total Account expenses	-0.24%				-0.19%

Account Return	2.32%				2.84%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

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TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2011 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	June 30, 2011	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	September 30, 2011	Total Return	Total Return %
Real estate properties	$9,452.6	$(62.1)	$309.0	$115.6	$9,827.9	$362.5
Mortgage loans payable	(1,952.6)	-	(6.4)	-	(1,956.7)	(6.4)
Real estate properties, net	7,500.0	(62.1)	302.6	115.6	7,871.2	356.1	4.7%
Real estate joint ventures and limited partnerships	1,782.2	(2.1)	83.6	19.8	1,866.6	101.3	5.7%
Real estate related securities	753.3	1.3	(142.4)	5.8	813.0	(135.3)	-18.0%
Cash and short term securities	2,537.3			0.7	2,385.8	0.7	0.0%
Other	50.5				36.9	-	0.0%
Net assets	$12,623.3	$(62.9)	$243.8	$141.9	$12,973.5	$322.8	2.56%

Expenses
Investment advisory charges						$(13.2)	-0.10%
Administrative charges						(7.5)	-0.06%
Distribution charges						(2.3)	-0.02%
Mortality and expense risk charges						(1.6)	-0.01%
Liquidity guarantee charges						(6.8)	-0.05%

Total Expenses						$(31.4)	-0.24%

Net asset value per accumulation unit	$236.011					$241.482	2.32%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

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TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2011

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	5.9%	55.2%	3.27%	66.1%	3.91%
Real estate joint ventures and limited partnerships	6.7%	14.4%	0.97%	17.3%	1.16%
Real estate related marketable securities	3.5%	5.4%	0.19%	6.5%	0.22%
Cash and short term securities	0.0%	24.7%	0.01%	9.7%	0.00%
Other	0.0%	0.3%	0.00%	0.4%	0.00%

Total Account expenses	-0.24%				-0.19%

Account Return	4.12%				5.10%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

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TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2011 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	March 31, 2011	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	June 30, 2011	Total Return	Total Return %
Real estate properties	$8,345.8	$-	$270.9	$115.2	$9,452.6	$386.1
Mortgage loans payable	(1,856.2)	-	(1.9)	-	(1,952.6)	(1.9)
Real estate properties, net	6,489.6	-	269.0	115.2	7,500.0	384.2	5.9%
Real estate joint ventures and limited partnerships	1,702.1	(7.0)	88.9	32.0	1,782.2	113.9	6.7%
Real estate related securities	635.2	1.8	15.9	4.4	753.3	22.1	3.5%
Cash and short term securities	2,914.0			1.0	2,537.3	1.0	0.0%
Other	40.1				50.5	-	0.0%
Net assets	$11,781.0	$(5.2)	$373.8	$152.6	$12,623.3	$521.2	4.42%

Expenses
Investment advisory charges					$(12.0)		-0.10%
Administrative charges					(7.4)		-0.06%
Distribution charges					(2.1)		-0.02%
Mortality and expense risk charges					(1.5)		-0.01%
Liquidity guarantee charges					(5.8)		-0.05%

Total Expenses					$(28.8)		-0.24%

Net asset value per accumulation unit	$226.672				$236.011		4.12%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

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TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2011

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	4.6%	57.9%	2.65%	69.0%	3.16%
Real estate joint ventures and limited partnerships	5.1%	15.1%	0.77%	18.0%	0.92%
Real estate related marketable securities	7.8%	4.6%	0.36%	5.5%	0.43%
Cash and short term securities	0.0%	22.2%	0.01%	7.2%	0.00%
Other	0.0%	0.2%	0.00%	0.3%	0.00%

Total Account expenses	-0.26%				-0.22%

Account Return	3.42%				4.29%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	14

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2011 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	December 31, 2010	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	March 31, 2011	Total Return	Total Return %
Real estate properties	$8,115.5	$(9.3)	$195.5	$98.7	$8,345.8	$284.9
Mortgage loans payable	(1,860.2)	-	1.4	-	(1,856.2)	1.4
Real estate properties, net	6,255.3	(9.3)	196.9	98.7	6,489.6	286.3	4.6%
Real estate joint ventures and limited partnerships	1,629.1	(1.5)	64.0	21.1	1,702.1	83.6	5.1%
Real estate related securities	495.3	1.9	34.5	2.4	635.2	38.8	7.8%
Cash and short term securities	2,396.7			1.1	2,914.0	1.1	0.0%
Other	26.7				40.1	-	0.0%
Net assets	$10,803.1	$(8.9)	$295.4	$123.3	$11,781.0	$409.8	3.79%

Expenses
Investment advisory charges					$(14.2)		-0.13%
Administrative charges					(6.9)		-0.06%
Distribution charges					(1.9)		-0.02%
Mortality and expense risk charges					(1.4)		-0.01%
Liquidity guarantee charges					(4.2)		-0.04%

Total Expenses					$(28.6)		-0.26%

Net asset value per accumulation unit	$219.173				$226.672		3.42%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	15

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2010

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	7.3%	62.4%	4.56%	73.9%	5.40%
Real estate joint ventures and limited partnerships	8.4%	16.1%	1.36%	19.1%	1.61%
Real estate related marketable securities	8.0%	2.9%	0.23%	3.4%	0.27%
Cash and short term securities	0.1%	18.5%	0.01%	3.5%	0.00%
Other	0.0%	0.1%	0.00%	0.1%	0.00%

Total Account expenses	-0.28%				-0.24%

Account Return	5.68%				7.04%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	16

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2010 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	September 30, 2010	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	December 31, 2010	Total Return	Total Return %
Real estate properties	$7,815.2	$(11.4)	$365.2	$100.6	$8,115.5	$454.4
Mortgage loans payable	(1,843.9)	-	(17.5)	-	(1,860.2)	(17.5)
Real estate properties, net	5,971.3	(11.4)	347.7	100.6	6,255.3	436.9	7.3%
Real estate joint ventures and limited partnerships	1,543.6	(29.0)	139.3	19.7	1,629.1	130.0	8.4%
Real estate related securities	274.7	0.2	17.2	4.5	495.3	21.9	8.0%
Cash and short term securities	1,773.9			0.9	2,396.7	0.9	0.1%
Other	9.6				26.7	-	0.0%
Net assets	$9,573.1	$(40.2)	$504.2	$125.7	$10,803.1	$589.7	6.16%

Expenses
Investment advisory charges					$(13.7)		-0.14%
Administrative charges					(8.8)		-0.09%
Distribution charges					-		0.00%
Mortality and expense risk charges					(1.3)		-0.01%
Liquidity guarantee charges					(3.8)		-0.04%

Total Expenses					$(27.6)		-0.28%

Net asset value per accumulation unit	$207.384				$219.173		5.68%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	17

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2010

	{1}	{2}	{3}	{4}	{5}
					Adjusted
	Total		Weighted	Re-Weight of	Total
	Return	Weighting	Return	Total Return	Return
Real estate properties, net	6.2%	66.6%	4.11%	78.1%	4.82%
Real estate joint ventures and limited partnerships	5.5%	18.4%	1.01%	21.6%	1.19%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	0.1%	14.7%	0.01%	0.0%	0.00%
Other	0.0%	0.3%	0.00%	0.3%	0.00%

Total Account expenses	-0.29%				-0.25%

Account Return	4.68%				5.76%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	18

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2010 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	June 30, 2010	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	September 30, 2010	Total Return	Total Return %
Real estate properties	$7,517.3	$0.1	$249.7	$107.5	$7,815.2	$357.3
Mortgage loans payable	(1,817.3)	-	(5.5)	-	(1,843.9)	(5.5)
Real estate properties, net	5,700.0	0.1	244.2	107.5	5,971.3	351.8	6.2%
Real estate joint ventures and limited partnerships	1,574.9	(3.5)	62.2	28.1	1,543.6	86.8	5.5%
Real estate related securities	-	-	(2.3)	1.1	274.7	(1.2)	0.0%
Cash and short term securities	1,262.4			1.0	1,773.9	1.0	0.1%
Other	24.1				9.6	-	0.0%
Net assets	$8,561.4	$(3.4)	$304.1	$137.7	$9,573.1	$438.4	5.12%

Expenses
Investment advisory charges					$(13.6)		-0.16%
Administrative charges					(6.9)		-0.08%
Distribution charges					-		0.00%
Mortality and expense risk charges					(1.1)		-0.01%
Liquidity guarantee charges					(3.4)		-0.04%

Total Expenses					$(25.0)		-0.29%

Net asset value per accumulation unit	$198.120				$207.384		4.68%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	19

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2010

	{1}	{2}	{3}	{4}	{5}
					Adjusted
	Total		Weighted	Re-Weight of	Total
	Return	Weighting	Return	Total Return	Return
Real estate properties, net	5.8%	70.6%	4.13%	79.0%	4.62%
Real estate joint ventures and limited partnerships	4.0%	18.7%	0.75%	21.0%	0.84%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	0.1%	10.7%	0.01%	0.0%	0.00%
Other	0.0%	0.0%	0.00%	0.0%	0.00%

Total Account expenses	-0.27%				-0.23%

Account Return	4.44%				5.23%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	20

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2010 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	March 31, 2010	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	June 30, 2010	Total Return	Total Return %
Real estate properties	$7,280.3	$-	$212.7	$114.2	$7,517.3	$326.9
Mortgage loans payable	(1,811.0)	-	(7.3)	-	(1,817.3)	(7.3)
Real estate properties, net	5,469.3	-	205.4	114.2	5,700.0	319.6	5.8%
Real estate joint ventures and limited partnerships	1,453.5	-	35.5	22.5	1,574.9	58.0	4.0%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	830.2	-	0.1	0.6	1,262.4	0.7	0.1%
Other	2.0				24.1	-	0.0%
Net assets	$7,755.0	$-	$241.0	$137.3	$8,561.4	$378.3	4.88%

Expenses
Investment advisory charges					$(12.0)		-0.15%
Administrative charges					(5.2)		-0.07%
Distribution charges					-		0.00%
Mortality and expense risk charges					(1.0)		-0.01%
Liquidity guarantee charges					(3.0)		-0.04%

Total Expenses					$(21.2)		-0.27%

Net asset value per accumulation unit	$189.700				$198.120		4.44%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	21

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2010

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	-2.1%	71.8%	-1.49%	78.4%	-1.63%
Real estate joint ventures and limited partnerships	-0.9%	19.2%	-0.17%	21.0%	-0.19%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	0.1%	8.5%	0.01%	0.0%	0.00%
Other	0.0%	0.5%	0.00%	0.6%	0.00%

Total Account expenses	-0.28%				-0.24%

Account Return	-1.94%				-2.06%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	22

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2010 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	December 31, 2009	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	March 31, 2010	Total Return	Total Return %
Real estate properties	$7,437.3	$(1.2)	$(189.4)	$99.0	$7,280.3	$(91.6)
Mortgage loans payable	(1,786.8)	-	(25.6)	-	(1,811.0)	(25.6)
Real estate properties, net	5,650.5	(1.2)	(215.0)	99.0	5,469.3	(117.2)	-2.1%
Real estate joint ventures and limited partnerships	1,514.9	(153.2)	120.5	19.0	1,453.5	(13.7)	-0.9%
Real estate related securities	-	-	-	-	-	-	0.0%
Cash and short term securities	671.3			0.4	830.2	0.4	0.1%
Other	43.3				2.0	-	0.0%
Net assets	$7,880.0	$(154.4)	$(94.5)	$118.4	$7,755.0	$(130.5)	-1.66%

Expenses
Investment advisory charges					$(10.9)		-0.14%
Administrative charges					(7.1)		-0.09%
Distribution charges					-		0.00%
Mortality and expense risk charges					(1.0)		-0.01%
Liquidity guarantee charges					(2.9)		-0.04%

Total Expenses					$(21.9)		-0.28%

Net asset value per accumulation unit	$193.450				$189.700		-1.94%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	23

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2009

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	-4.1%	75.6%	-3.11%	79.4%	-3.26%
Real estate joint ventures and limited partnerships	-8.5%	19.4%	-1.65%	20.3%	-1.73%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	0.0%	4.7%	0.00%	0.0%	0.00%
Other	0.0%	0.3%	0.00%	0.3%	0.00%

Total Account expenses	-0.25%				-0.21%

Account Return	-5.06%				-5.20%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	24

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2009 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unti)	September 30, 2009	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	December 31, 2009	Total Return	Total Return %
Real estate properties	$8,128.1	$(252.2)	$(95.8)	$116.3	$7,437.3	$(231.7)
Mortgage loans payable	(1,781.4)	0.4	(29.6)	-	(1,786.8)	(29.2)
Real estate properties, net	6,346.7	(251.8)	(125.4)	116.3	5,650.5	(260.9)	-4.1%
Real estate joint ventures and limited partnerships	1,624.0	-	(157.4)	19.2	1,514.9	(138.2)	-8.5%
Real estate related securities	-	-	-	-	-	-	0.0%
Cash and short term securities	393.3	(0.1)	(0.2)	0.3	671.3	-	0.0%
Other	23.7				43.3	-	0.0%
Net assets	$8,387.7	$(251.9)	$(283.0)	$135.8	$7,880.0	$(399.1)	-4.76%

Expenses
Investment advisory charges					$(10.2)		-0.12%
Administrative charges					(6.5)		-0.08%
Distribution charges					-		0.00%
Mortality and expense risk charges					(1.0)		-0.01%
Liquidity guarantee charges					(3.0)		-0.04%

Total Expenses					$(20.7)		-0.25%

Net asset value per accumulation unit	$203.750				$193.450		-5.06%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	25

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2009

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	-7.7%	75.3%	-5.83%	79.5%	-6.16%
Real estate joint ventures and limited partnerships	-7.6%	18.9%	-1.45%	20.0%	-1.53%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	0.1%	5.3%	0.00%	0.0%	0.00%
Other	0.0%	0.5%	0.00%	0.5%	0.00%

Total Account expenses	-0.26%				-0.22%

Account Return	-7.64%				-7.91%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	26

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2009 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	June 30, 2009	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	September 30, 2009	Total Return	Total Return %
Real estate properties	$8,779.3	$(12.7)	$(647.2)	$123.9	$8,128.1	$(536.0)
Mortgage loans payable	(1,775.4)	-	(6.8)	-	(1,781.4)	(6.8)
Real estate properties, net	7,003.9	(12.7)	(654.0)	123.9	6,346.7	(542.8)	-7.7%
Real estate joint ventures and limited partnerships	1,762.7	-	(169.7)	35.2	1,624.0	(134.5)	-7.6%
Real estate related securities	-	-	-	-	-	-	0.0%
Cash and short term securities	490.1			0.4	393.3	0.4	0.1%
Other	45.8				23.7	-	0.0%
Net assets	$9,302.5	$(12.7)	$(823.7)	$159.5	$8,387.7	$(676.9)	-7.28%

Expenses
Investment advisory charges					$(11.3)		-0.12%
Administrative charges					(8.2)		-0.09%
Distribution charges					-		0.00%
Mortality and expense risk charges					(1.1)		-0.01%
Liquidity guarantee charges					(3.3)		-0.04%

Total Expenses					$(23.9)		-0.26%

Net asset value per accumulation unit	$220.600				$203.750		-7.64%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	27

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2009

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	-7.5%	73.7%	-5.50%	77.2%	-5.76%
Real estate joint ventures and limited partnerships	-19.8%	21.3%	-4.21%	22.3%	-4.41%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	0.1%	4.6%	0.00%	0.0%	0.00%
Other	0.0%	0.4%	0.00%	0.5%	0.00%

Total Account expenses	-0.24%				-0.21%

Account Return	-9.96%				-10.38%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	28

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2009 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	March 31, 2009	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	June 30, 2009	Total Return	Total Return %
Real estate properties	$9,365.8	$-	$(609.1)	$124.0	$8,779.3	$(485.1)
Mortgage loans payable	(1,688.8)	-	(87.4)	-	(1,775.4)	(87.4)
Real estate properties, net	7,677.0	-	(696.5)	124.0	7,003.9	(572.5)	-7.5%
Real estate joint ventures and limited partnerships	2,221.7	-	(469.6)	30.4	1,762.7	(439.2)	-19.8%
Real estate related securities	-	-	-	-	-	-	0.0%
Cash and short term securities	483.5			0.5	490.1	0.5	0.1%
Other	45.0				45.8	-	0.0%
Net assets	$10,427.2	$-	$(1,166.1)	$154.9	$9,302.5	$(1,011.2)	-9.70%

Expenses
Investment advisory charges					$(11.2)		-0.11%
Administrative charges					(8.9)		-0.09%
Distribution charges					-		0.00%
Mortality and expense risk charges					(1.2)		-0.01%
Liquidity guarantee charges					(3.3)		-0.03%

Total Expenses					$(24.6)		-0.24%

Net asset value per accumulation unit	$245.010				$220.600		-9.96%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	29

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2009

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	-8.5%	74.3%	-6.30%	77.7%	-6.60%
Real estate joint ventures and limited partnerships	-8.3%	21.4%	-1.77%	22.4%	-1.85%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	0.1%	4.4%	0.00%	0.0%	0.00%
Other	0.0%	-0.1%	0.00%	-0.1%	0.00%

Total Account expenses	-0.23%				-0.21%

Account Return	-8.36%				-8.66%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	30

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2009 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	December 31, 2008	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	March 31, 2009	Total Return	Total Return %
Real estate properties	$10,305.0	$(16.9)	$(892.7)	$115.5	$9,365.8	$(794.1)
Mortgage loans payable	(1,758.3)	-	68.6	-	(1,688.8)	68.6
Real estate properties, net	8,546.7	(16.9)	(824.1)	115.5	7,677.0	(725.5)	-8.5%
Real estate joint ventures and limited partnerships	2,463.1	-	(233.5)	29.8	2,221.7	(203.7)	-8.3%
Real estate related securities	-	-	-	-	-	-	0.0%
Cash and short term securities	511.7			0.5	483.5	0.5	0.1%
Other	(12.6)				45.0	-	0.0%
Net assets	$11,508.9	$(16.9)	$(1,057.6)	$145.8	$10,427.2	$(928.7)	-8.07%

Expenses
Investment advisory charges					$(9.9)		-0.09%
Administrative charges					(12.4)		-0.11%
Distribution charges					-		0.00%
Mortality and expense risk charges					(1.4)		-0.01%
Liquidity guarantee charges					(2.7)		-0.02%

Total Expenses					$(26.4)		-0.23%

Net asset value per accumulation unit	$267.350				$245.010		-8.36%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	31

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2008

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	-12.7%	66.2%	-8.43%	74.0%	-9.43%
Real estate joint ventures and limited partnerships	-16.4%	19.3%	-3.17%	21.6%	-3.54%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	0.4%	10.6%	0.04%	0.0%	0.00%
Other	0.0%	3.9%	0.00%	4.4%	0.00%

Total Account expenses	-0.19%				-0.17%

Account Return	-13.18%				-13.14%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	32

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2008 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	September 30, 2008	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	December 31, 2008	Total Return	Total Return %
Real estate properties	$11,783.9	$(8.6)	$(1,475.0)	$119.0	$10,305.0	$(1,364.6)
Mortgage loans payable	(1,626.1)	-	71.5	-	(1,758.3)	71.5
Real estate properties, net	10,157.8	(8.6)	(1,403.5)	119.0	8,546.7	(1,293.1)	-12.7%
Real estate joint ventures and limited partnerships	2,960.6	-	(509.4)	23.2	2,463.1	(486.2)	-16.4%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	1,619.8	0.2	1.2	4.4	511.7	5.8	0.3%
Other	600.6				(12.6)	-	0.0%
Net assets	$15,338.8	$(8.4)	$(1,911.7)	$146.6	$11,508.9	$(1,773.5)	-11.56%

Expenses
Investment advisory charges					$(8.6)		-0.06%
Administrative charges					(14.9)		-0.10%
Distribution charges					-		0.00%
Mortality and expense risk charges					(1.7)		-0.01%
Liquidity guarantee charges					(3.4)		-0.02%

Total Expenses					$(28.6)		-0.19%

Net asset value per accumulation unit	$307.920				$267.350		-13.18%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	33

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2008

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	-2.2%	63.5%	-1.39%	75.2%	-1.65%
Real estate joint ventures and limited partnerships	-2.4%	18.0%	-0.44%	21.3%	-0.52%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	0.5%	18.5%	0.10%	3.5%	0.02%
Other	0.0%	0.0%	0.00%	0.0%	0.00%

Total Account expenses	-0.21%				-0.19%

Account Return	-2.07%				-2.34%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	34

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2008 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions,except net asset value per accumulation unit)	June 30, 2008	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	September 30, 2008	Total Return	Total Return %
Real estate properties	$12,159.3	$(14.1)	$(382.0)	$123.8	$11,783.9	$(272.3)
Mortgage loans payable	(1,315.7)	-	34.0	-	(1,626.1)	34.0
Real estate properties, net	10,843.6	(14.1)	(348.0)	123.8	10,157.8	(238.3)	-2.2%
Real estate joint ventures and limited partnerships	3,064.7	-	(100.1)	25.1	2,960.6	(75.0)	-2.4%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	3,154.0	-	(0.6)	17.8	1,619.8	17.2	0.5%
Other	(0.6)				600.6	-	0.0%
Net assets	$17,061.7	$(14.1)	$(448.7)	$166.7	$15,338.8	$(296.1)	-1.74%

Expenses
Investment advisory charges					$(12.4)		-0.07%
Administrative charges					(18.7)		-0.11%
Distribution charges					-		0.00%
Mortality and expense risk charges					(2.1)		-0.01%
Liquidity guarantee charges					(4.1)		-0.02%

Total Expenses					$(37.3)		-0.21%

Net asset value per accumulation unit	$314.420				$307.920		-2.07%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	35

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2008

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	0.8%	61.6%	0.47%	72.9%	0.56%
Real estate joint ventures and limited partnerships	-0.4%	17.9%	-0.07%	21.2%	-0.08%
Real estate related marketable securities	-0.2%	2.5%	0.00%	2.9%	-0.01%
Cash and short term securities	0.6%	18.0%	0.11%	3.0%	0.02%
Other	0.0%	0.0%	0.00%	0.0%	0.00%

Total Account expenses	-0.25%				-0.22%

Account Return	0.27%				0.27%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	36

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2008 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	March 31, 2008	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	June 30, 2008	Total Return	Total Return %
Real estate properties	$12,110.6	$4.5	$(91.7)	$132.2	$12,159.3	$45.0
Mortgage loans payable	(1,353.5)	-	37.7	-	(1,315.7)	37.7
Real estate properties, net	10,757.1	4.5	(54.0)	132.2	10,843.6	82.7	0.8%
Real estate joint ventures and limited partnerships	3,115.9	-	(49.6)	37.7	3,064.7	(11.9)	-0.4%
Real estate related securities	431.1	(12.4)	10.4	1.2	-	(0.8)	-0.2%
Cash and short term securities	3,148.7			19.7	3,154.0	19.7	0.6%
Other	(1.5)				(0.6)	-	0.0%
Net assets	$17,451.3	$(7.9)	$(93.2)	$190.8	$17,061.7	$89.7	0.51%

Expenses
Investment advisory charges					$(14.2)		-0.08%
Administrative charges					(21.9)		-0.13%
Distribution charges					-		0.00%
Mortality and expense risk charges					(2.2)		-0.01%
Liquidity guarantee charges					(5.2)		-0.03%

Total Expenses					$(43.5)		-0.25%

Net asset value per accumulation unit	$313.580				$314.420		0.27%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	37

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2008

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	1.3%	60.4%	0.76%	71.5%	0.90%
Real estate joint ventures and limited partnerships	-0.4%	17.9%	-0.07%	21.2%	-0.09%
Real estate related marketable securities	2.3%	2.4%	0.06%	2.9%	0.07%
Cash and short term securities	1.0%	19.1%	0.20%	4.1%	0.04%
Other	0.0%	0.2%	0.00%	0.3%	0.00%

Total Account expenses	-0.25%				-0.21%

Account Return	0.70%				0.71%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	38

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2008 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	December 31, 2007	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	March 31, 2008	Total Return	Total Return %
Real estate properties	$11,983.7	$0.1	$42.8	$125.1	$12,110.6	$168.0
Mortgage loans payable	(1,319.6)	-	(34.1)	-	(1,353.5)	(34.1)
Real estate properties, net	10,664.1	0.1	8.7	125.1	10,757.1	133.9	1.3%
Real estate joint ventures and limited partnerships	3,158.9	-	(43.7)	30.9	3,115.9	(12.8)	-0.4%
Real estate related securities	426.6	1.2	4.8	3.8	431.1	9.8	2.3%
Cash and short term securities	3,371.9			34.5	3,148.7	34.5	1.0%
Other	39.0				(1.5)	-	0.0%
Net assets	$17,660.5	$1.3	$(30.2)	$194.3	$17,451.3	$165.4	0.94%

Expenses
Investment advisory charges					$(12.4)		-0.07%
Administrative charges					(22.1)		-0.13%
Distribution charges					-		0.00%
Mortality and expense risk charges					(2.2)		-0.01%
Liquidity guarantee charges					(7.0)		-0.04%

Total Expenses					$(43.7)		-0.25%

Net asset value per accumulation unit	$311.410				$313.580		0.70%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	39

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2007

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	2.5%	60.5%	1.50%	71.6%	1.78%
Real estate joint ventures and limited partnerships	5.6%	17.9%	1.00%	21.2%	1.18%
Real estate related marketable securities	-12.7%	3.1%	-0.39%	3.6%	-0.46%
Cash and short term securities	1.4%	18.2%	0.25%	3.2%	0.04%
Other	0.0%	0.3%	0.00%	0.4%	0.00%

Total Account expenses	-0.20%				-0.16%

Account Return	2.15%				2.38%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	40

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2007 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	September 30, 2007	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	December 31, 2007	Total Return	Total Return %
Real estate properties	$11,724.0	$29.9	$73.8	$130.4	$11,983.7	$234.1
Mortgage loans payable	(1,334.1)	-	23.5	-	(1,319.6)	23.5
Real estate properties, net	10,389.9	29.9	97.3	130.4	10,664.1	257.6	2.5%
Real estate joint ventures and limited partnerships	3,079.8	1.4	144.8	24.9	3,158.9	171.1	5.6%
Real estate related securities	525.0	9.6	(79.8)	3.6	426.6	(66.6)	-12.7%
Cash and short term securities	3,117.5			42.7	3,371.9	42.7	1.4%
Other	50.8				39.0	-	0.0%
Net assets	$17,163.0	$40.9	$162.3	$201.6	$17,660.5	$404.8	2.36%

Expenses
Investment advisory charges					$(10.0)		-0.06%
Administrative charges					(15.3)		-0.09%
Distribution charges					-		0.00%
Mortality and expense risk charges					(2.2)		-0.01%
Liquidity guarantee charges					(7.0)		-0.04%

Total Expenses					$(34.5)		-0.20%

Net asset value per accumulation unit	$304.860				$311.410		2.15%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	41

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2007

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	4.6%	62.7%	2.86%	72.8%	3.32%
Real estate joint ventures and limited partnerships	4.1%	19.7%	0.81%	22.9%	0.94%
Real estate related marketable securities	1.2%	3.3%	0.04%	3.8%	0.05%
Cash and short term securities	1.6%	13.9%	0.22%	0.0%	0.00%
Other	0.0%	0.4%	0.00%	0.5%	0.00%

Total Account expenses	-0.25%				-0.21%

Account Return	3.66%				4.10%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	42

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2007 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	June 30, 2007	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	September 30, 2007	Total Return	Total Return %
Real estate properties	$11,518.9	$31.9	$291.7	$134.2	$11,724.0	$457.8
Mortgage loans payable	(1,340.9)	-	6.9	-	(1,334.1)	6.9
Real estate properties, net	10,178.0	31.9	298.6	134.2	10,389.9	464.7	4.6%
Real estate joint ventures and limited partnerships	3,205.9	70.0	39.9	21.8	3,079.8	131.7	4.1%
Real estate related securities	530.5	14.3	(11.7)	3.8	525.0	6.4	1.2%
Cash and short term securities	2,263.3			36.1	3,117.5	36.1	1.6%
Other	72.3				50.8	-	0.0%
Net assets	$16,250.0	$116.2	$326.8	$195.9	$17,163.0	$638.9	3.93%

Expenses
Investment advisory charges					$(14.0)		-0.09%
Administrative charges					(17.3)		-0.11%
Distribution charges					-		0.00%
Mortality and expense risk charges					(2.1)		-0.01%
Liquidity guarantee charges					(6.7)		-0.04%

Total Expenses					$(40.1)		-0.25%

Net asset value per accumulation unit	$294.100				$304.860		3.66%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	43

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2007

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	4.6%	66.1%	3.01%	72.7%	3.31%
Real estate joint ventures and limited partnerships	3.9%	20.4%	0.80%	22.5%	0.88%
Real estate related marketable securities	-9.2%	3.9%	-0.36%	4.3%	-0.40%
Cash and short term securities	1.8%	9.1%	0.16%	0.0%	0.00%
Other	0.0%	0.5%	0.00%	0.5%	0.00%

Total Account expenses	-0.22%				-0.19%

Account Return	3.31%				3.60%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	44

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2007 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	March 31, 2007	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	June 30, 2007	Total Return	Total Return %
Real estate properties	$11,378.4	$58.9	$258.9	$138.6	$11,518.9	$456.4
Mortgage loans payable	(1,341.3)	-	0.9	-	(1,340.9)	0.9
Real estate properties, net	10,037.1	58.9	259.8	138.6	10,178.0	457.3	4.6%
Real estate joint ventures and limited partnerships	3,103.8	-	101.7	19.8	3,205.9	121.5	3.9%
Real estate related securities	597.7	2.9	(60.0)	2.4	530.5	(54.7)	-9.2%
Cash and short term securities	1,376.2			24.8	2,263.3	24.8	1.8%
Other	72.3				72.3	-	0.0%
Net assets	$15,187.1	$61.8	$301.5	$185.6	$16,250.0	$548.9	3.61%

Expenses
Investment advisory charges					$(12.1)		-0.08%
Administrative charges					(15.5)		-0.10%
Distribution charges					-		0.00%
Mortality and expense risk charges					(2.0)		-0.01%
Liquidity guarantee charges					(4.6)		-0.03%

Total Expenses					$(34.2)		-0.22%

Net asset value per accumulation unit	$284.670				$294.100		3.31%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	45

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2007

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	4.6%	66.4%	3.03%	77.6%	3.54%
Real estate joint ventures and limited partnerships	6.7%	13.8%	0.93%	16.1%	1.08%
Real estate related marketable securities	3.7%	5.0%	0.18%	5.8%	0.21%
Cash and short term securities	1.3%	14.4%	0.18%	0.0%	0.00%
Other	0.0%	0.4%	0.00%	0.5%	0.00%

Total Account expenses	-0.22%				-0.21%

Account Return	4.03%				4.62%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	46

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2007 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	December 31, 2006	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	March 31, 2007	Total Return	Total Return %
Real estate properties	$10,743.5	$7.2	$273.8	$126.2	$11,378.4	$407.2
Mortgage loans payable	(1,362.5)	-	21.2	-	(1,341.3)	21.2
Real estate properties, net	9,381.0	7.2	295.0	126.2	10,037.1	428.4	4.6%
Real estate joint ventures and limited partnerships	1,948.0	(0.6)	111.9	19.6	3,103.8	130.9	6.7%
Real estate related securities	704.9	20.4	2.8	2.6	597.7	25.8	3.7%
Cash and short term securities	2,038.9			25.9	1,376.2	25.9	1.3%
Other	59.9				72.3	-	0.0%
Net assets	$14,132.7	$27.0	$409.7	$174.3	$15,187.1	$611.0	4.32%

Expenses
Investment advisory charges					$(13.1)		-0.09%
Administrative charges					(15.5)		-0.11%
Distribution charges					-		0.00%
Mortality and expense risk charges					(1.8)		-0.01%
Liquidity guarantee charges					(1.1)		-0.01%

Total Expenses					$(31.5)		-0.22%

Net asset value per accumulation unit	$273.650				$284.670		4.03%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	47

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2006

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	2.1%	63.8%	1.36%	75.5%	1.60%
Real estate joint ventures and limited partnerships	2.0%	12.2%	0.24%	14.5%	0.28%
Real estate related marketable securities	7.6%	5.0%	0.38%	5.9%	0.45%
Cash and short term securities	1.3%	18.7%	0.25%	3.7%	0.05%
Other	0.0%	0.3%	0.00%	0.4%	0.00%

Total Account expenses	-0.16%				-0.15%

Account Return	2.04%				2.23%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	48

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2006 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	September 30, 2006	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	December 31, 2006	Total Return	Total Return %
Real estate properties	$9,973.2	$14.7	$87.5	$118.2	$10,743.5	$220.4
Mortgage loans payable	(1,294.0)	-	(36.0)	-	(1,362.5)	(36.0)
Real estate properties, net	8,679.2	14.7	51.5	118.2	9,381.0	184.4	2.1%
Real estate joint ventures and limited partnerships	1,658.8	-	12.4	20.2	1,948.0	32.6	2.0%
Real estate related securities	675.6	7.4	37.9	6.3	704.9	51.6	7.6%
Cash and short term securities	2,539.3			34.0	2,038.9	34.0	1.3%
Other	41.9				59.9	-	0.0%
Net assets	$13,594.8	$22.1	$101.8	$178.7	$14,132.7	$302.6	2.23%

Expenses
Investment advisory charges					$(6.7)		-0.05%
Administrative charges					(12.6)		-0.09%
Distribution charges					-		0.00%
Mortality and expense risk charges					(1.7)		-0.01%
Liquidity guarantee charges					(1.1)		-0.01%

Total Expenses					$(22.1)		-0.16%

Net asset value per accumulation unit	$268.170				$273.650		2.04%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	49

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2006

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	3.9%	67.0%	2.64%	78.9%	3.11%
Real estate joint ventures and limited partnerships	3.2%	12.9%	0.41%	15.2%	0.48%
Real estate related marketable securities	8.6%	4.7%	0.41%	5.5%	0.48%
Cash and short term securities	1.7%	15.1%	0.26%	0.1%	0.00%
Other	0.0%	0.3%	0.00%	0.3%	0.00%

Total Account expenses	-0.19%				-0.18%

Account Return	3.42%				3.89%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	50

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2006 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	June 30, 2006	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	September 30, 2006	Total Return	Total Return %
Real estate properties	$9,491.6	$62.0	$162.4	$120.5	$9,973.2	$344.9
Mortgage loans payable	(1,140.0)	-	(15.2)	-	(1,294.0)	(15.2)
Real estate properties, net	8,351.6	62.0	147.2	120.5	8,679.2	329.7	3.9%
Real estate joint ventures and limited partnerships	1,607.6	-	11.0	40.2	1,658.8	51.2	3.2%
Real estate related securities	584.1	5.3	41.9	3.3	675.6	50.5	8.6%
Cash and short term securities	1,875.0			32.0	2,539.3	32.0	1.7%
Other	36.0				41.9	-	0.0%
Net assets	$12,454.3	$67.3	$200.1	$196.0	$13,594.8	$463.4	3.72%

Expenses
Investment advisory charges
Administrative charges					$(7.7)		-0.06%
Distribution charges					(13.1)		-0.11%
Mortality and expense risk charges					-		0.00%
Liquidity guarantee charges					(1.6)		-0.01%
					(1.0)		-0.01%

Total Expenses					$(23.4)		-0.19%

Net asset value per accumulation unit	$259.290				$268.170		3.42%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	51

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2006

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	6.0%	61.8%	3.73%	73.4%	4.43%
Real estate joint ventures and limited partnerships	7.9%	13.0%	1.03%	15.5%	1.23%
Real estate related marketable securities	-1.1%	4.9%	-0.06%	5.8%	-0.07%
Cash and short term securities	1.3%	20.0%	0.26%	5.0%	0.07%
Other	0.0%	0.3%	0.00%	0.3%	0.00%

Total Account expenses	-0.17%				-0.16%

Account Return	4.70%				5.50%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	52

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2006 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	March 31, 2006	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	June 30, 2006	Total Return	Total Return %
Real estate properties	$8,152.4	$(0.6)	$294.9	$106.3	$9,491.6	$400.6
Mortgage loans payable	(1,128.5)	-	23.9	-	(1,140.0)	23.9
Real estate properties, net	7,023.9	(0.6)	318.8	106.3	8,351.6	424.5	6.0%
Real estate joint ventures and limited partnerships	1,483.1	-	103.9	13.6	1,607.6	117.5	7.9%
Real estate related securities	557.3	2.2	(13.3)	4.8	584.1	(6.3)	-1.1%
Cash and short term securities	2,272.3			30.0	1,875.0	30.0	1.3%
Other	32.1				36.0	-	0.0%
Net assets	$11,368.7	$1.6	$409.4	$154.7	$12,454.3	$565.7	4.98%

Expenses
Investment advisory charges					$(6.0)		-0.05%
Administrative charges					(11.0)		-0.10%
Distribution charges					-		0.00%
Mortality and expense risk charges					(1.7)		-0.01%
Liquidity guarantee charges					(0.9)		-0.01%

Total Expenses					$(19.6)		-0.17%

Net asset value per accumulation unit	$247.660				$259.290		4.70%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	53

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2006

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	3.1%	66.4%	2.03%	78.2%	2.39%
Real estate joint ventures and limited partnerships	5.4%	13.4%	0.72%	15.8%	0.85%
Real estate related marketable securities	11.7%	4.3%	0.50%	5.0%	0.58%
Cash and short term securities	1.4%	15.6%	0.21%	0.6%	0.01%
Other	0.0%	0.3%	0.00%	0.4%	0.00%

Total Account expenses	-0.18%				-0.17%

Account Return	3.21%				3.66%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	54

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2006 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	December 31, 2005	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	March 31, 2006	Total Return	Total Return %
Real estate properties	$7,977.6	$(0.6)	$115.0	$99.8	$8,152.4	$214.2
Mortgage loans payable	(973.5)	-	-	-	(1,128.5)	-
Real estate properties, net	7,004.1	(0.6)	115.0	99.8	7,023.9	214.2	3.1%
Real estate joint ventures and limited partnerships	1,418.6	-	66.2	10.2	1,483.1	76.4	5.4%
Real estate related securities	448.7	(4.8)	54.0	3.1	557.3	52.3	11.7%
Cash and short term securities	1,640.9			22.6	2,272.3	22.6	1.4%
Other	36.4				32.1	-	0.0%
Net assets	$10,548.7	$(5.4)	$235.2	$135.7	$11,368.7	$365.5	3.46%

Expenses
Investment advisory charges					$(6.6)		-0.06%
Administrative charges					(9.0)		-0.09%
Distribution charges					-		0.00%
Mortality and expense risk charges					(1.9)		-0.02%
Liquidity guarantee charges					(0.9)		-0.01%

Total Expenses					$(18.4)		-0.18%

Net asset value per accumulation unit	$239.950				$247.660		3.21%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	55

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2005

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	4.4%	61.6%	2.72%	73.3%	3.24%
Real estate joint ventures and limited partnerships	4.9%	12.4%	0.61%	14.7%	0.72%
Real estate related marketable securities	6.5%	5.1%	0.33%	6.1%	0.40%
Cash and short term securities	-0.4%	20.9%	-0.09%	5.9%	-0.03%
Other	0.0%	0.0%	0.00%	0.0%	0.00%

Total Account expenses	-0.17%				-0.16%

Account Return	3.33%				4.17%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	56

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2005 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	September 30, 2005	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	December 31, 2005	Total Return	Total Return %
Real estate properties	$6,767.9	$50.8	$120.3	$96.3	$7,977.6	$267.4
Mortgage loans payable	(710.8)	-	-	-	(973.5)	-
Real estate properties, net	6,057.1	50.8	120.3	96.3	7,004.1	267.4	4.4%
Real estate joint ventures and limited partnerships	1,214.7	-	45.6	14.2	1,418.6	59.8	4.9%
Real estate related securities	503.5	4.4	(7.3)	35.6	448.7	32.7	6.5%
Cash and short term securities	2,050.6			(9.1)	1,640.9	(9.1)	-0.4%
Other	(2.2)				36.4	-	0.0%
Net assets	$9,823.7	$55.2	$158.6	$137.0	$10,548.7	$350.8	3.57%

Expenses
Investment advisory charges					$(6.1)		-0.06%
Administrative charges					(7.6)		-0.08%
Distribution charges					-		0.00%
Mortality and expense risk charges					(1.8)		-0.02%
Liquidity guarantee charges					(0.9)		-0.01%

Total Expenses					$(16.4)		-0.17%

Net asset value per accumulation unit	$232.220				$239.950		3.33%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	57

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2005

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	5.5%	60.6%	3.32%	72.1%	3.95%
Real estate joint ventures and limited partnerships	6.4%	14.2%	0.90%	16.8%	1.07%
Real estate related marketable securities	0.7%	4.5%	0.03%	5.4%	0.04%
Cash and short term securities	0.9%	20.5%	0.19%	5.5%	0.05%
Other	0.0%	0.2%	0.00%	0.2%	0.00%

Total Account expenses	-0.18%				-0.17%

Account Return	4.13%				4.94%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	58

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2005 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	June 30, 2005	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	September 30, 2005	Total Return	Total Return %
Real estate properties	$6,097.8	$14.0	$194.5	$88.2	$6,767.9	$296.7
Mortgage loans payable	(684.4)	-	-	-	(710.8)	-
Real estate properties, net	5,413.4	14.0	194.5	88.2	6,057.1	296.7	5.5%
Real estate joint ventures and limited partnerships	1,262.4	-	62.6	17.9	1,214.7	80.5	6.4%
Real estate related securities	405.3	10.7	(13.9)	6.2	503.5	3.0	0.7%
Cash and short term securities	1,825.1			17.1	2,050.6	17.1	0.9%
Other	14.3				(2.2)	-	0.0%
Net assets	$8,920.5	$24.7	$243.2	$129.4	$9,823.7	$397.3	4.45%

Expenses
Investment advisory charges					$(5.2)		-0.06%
Administrative charges					(7.6)		-0.09%
Distribution charges					-		0.00%
Mortality and expense risk charges					(1.6)		-0.02%
Liquidity guarantee charges					(0.9)		-0.01%

Total Expenses					$(15.3)		-0.18%

Net asset value per accumulation unit	$223.010				$232.220		4.13%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	59

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2005

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	5.2%	64.0%	3.32%	75.4%	3.91%
Real estate joint ventures and limited partnerships	4.5%	16.0%	0.72%	18.8%	0.85%
Real estate related marketable securities	12.1%	5.0%	0.60%	5.9%	0.71%
Cash and short term securities	0.9%	15.5%	0.14%	0.5%	0.00%
Other	0.0%	-0.5%	0.00%	-0.6%	0.00%

Total Account expenses	-0.16%				-0.15%

Account Return	4.39%				5.32%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	60

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2005 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	March 31, 2005	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	June 30, 2005	Total Return	Total Return %
Real estate properties	$5,508.5	$20.0	$162.4	$77.2	$6,097.8	$259.6
Mortgage loans payable	(499.4)	-	-	-	(684.4)	-
Real estate properties, net	5,009.1	20.0	162.4	77.2	5,413.4	259.6	5.2%
Real estate joint ventures and limited partnerships	1,251.5	-	41.0	15.3	1,262.4	56.3	4.5%
Real estate related securities	389.4	15.1	24.5	7.5	405.3	47.1	12.1%
Cash and short term securities	1,212.6			11.3	1,825.1	11.3	0.9%
Other	(39.2)				14.3	-	0.0%
Net assets	$7,823.4	$35.1	$227.9	$111.3	$8,920.5	$374.3	4.78%

Expenses
Investment advisory charges					$(4.3)		-0.05%
Administrative charges					(6.0)		-0.08%
Distribution charges					-		0.00%
Mortality and expense risk charges					(1.5)		-0.02%
Liquidity guarantee charges					(0.8)		-0.01%

Total Expenses					$(12.6)		-0.16%

Net asset value per accumulation unit	$213.640				$223.010		4.39%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	61

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2005

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	2.2%	67.5%	1.47%	74.5%	1.62%
Real estate joint ventures and limited partnerships	2.8%	17.8%	0.49%	19.6%	0.54%
Real estate related marketable securities	-5.9%	5.1%	-0.30%	5.6%	-0.33%
Cash and short term securities	0.9%	9.3%	0.08%	0.0%	0.00%
Other	0.0%	0.3%	0.00%	0.3%	0.00%

Total Account expenses	-0.17%				-0.16%

Account Return	1.52%				1.67%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	62

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2005 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	December 31, 2004	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	March 31, 2005	Total Return	Total Return %
Real estate properties	$5,391.5	$(0.2)	$28.2	$78.3	$5,508.5	$106.3
Mortgage loans payable	(499.5)	-	-	-	(499.4)	-
Real estate properties, net	4,892.0	(0.2)	28.2	78.3	5,009.1	106.3	2.2%
Real estate joint ventures and limited partnerships	1,288.7	-	19.5	16.2	1,251.5	35.7	2.8%
Real estate related securities	369.7	5.0	(31.4)	4.7	389.4	(21.7)	-5.9%
Cash and short term securities	676.0			5.9	1,212.6	5.9	0.9%
Other	19.1				(39.2)	-	0.0%
Net assets	$7,245.5	$4.8	$16.3	$105.1	$7,823.4	$126.2	1.74%

Expenses
Investment advisory charges					$(4.0)		-0.06%
Administrative charges					(6.0)		-0.08%
Distribution charges					-		0.00%
Mortality and expense risk charges					(1.3)		-0.02%
Liquidity guarantee charges					(0.6)		-0.01%

Total Expenses					$(11.9)		-0.17%

Net asset value per accumulation unit	$210.440				$213.640		1.52%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	63

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2004

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	1.4%	72.5%	1.05%	83.6%	1.21%
Real estate joint ventures and limited partnerships	15.1%	9.2%	1.38%	10.6%	1.59%
Real estate related marketable securities	15.4%	4.9%	0.76%	5.6%	0.87%
Cash and short term securities	0.7%	13.2%	0.09%	0.0%	0.00%
Other	0.0%	0.2%	0.00%	0.2%	0.00%

Total Account expenses	-0.17%				-0.16%

Account Return	3.37%				3.51%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	64

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2004 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	September 30, 2004	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	December 31, 2004	Total Return	Total Return %
Real estate properties	$5,013.5	$13.8	$38.8	$18.1	$5,391.5	$70.7
Mortgage loans payable	(124.5)	-	-	-	(499.5)	-
Real estate properties, net	4,889.0	13.8	38.8	18.1	4,892.0	70.7	1.4%
Real estate joint ventures and limited partnerships	618.7	-	48.4	44.9	1,288.7	93.3	15.1%
Real estate related securities	330.2	14.5	25.1	11.4	369.7	51.0	15.4%
Cash and short term securities	892.3			5.8	676.0	5.8	0.7%
Other	13.7				19.1	-	0.0%
Minority Int. in Subs	(265.8)				-
Net assets	$6,478.1	$28.3	$112.3	$80.2	$7,245.5	$220.8	3.41%

Expenses
Investment advisory charges					$(4.2)		-0.06%
Administrative charges					(5.2)		-0.08%
Distribution charges					-		0.00%
Mortality and expense risk charges					(1.2)		-0.02%
Liquidity guarantee charges					(0.6)		-0.01%

Total Expenses					$(11.2)		-0.17%

Net asset value per accumulation unit	$203.570				$210.440		3.37%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	65

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2004

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	4.5%	69.6%	3.16%	82.5%	3.75%
Real estate joint ventures and limited partnerships	19.9%	5.6%	1.12%	6.7%	1.33%
Real estate related marketable securities	8.1%	5.2%	0.42%	6.2%	0.50%
Cash and short term securities	0.4%	19.4%	0.08%	4.4%	0.02%
Other	0.0%	0.2%	0.00%	0.2%	0.00%

Total Account expenses	-0.18%				-0.17%

Account Return	4.49%				5.43%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	66

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2004 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	June 30, 2004	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	September 30, 2004	Total Return	Total Return %
Real estate properties	$4,258.9	$-	$112.6	$75.5	$5,013.5	$188.1
Mortgage loans payable	(115.0)	-	-	-	(124.5)	-
Real estate properties, net	4,143.9	-	112.6	75.5	4,889.0	188.1	4.5%
Real estate joint ventures and limited partnerships	335.5	-	61.9	4.9	618.7	66.8	19.9%
Real estate related securities	308.8	12.0	7.5	5.6	330.2	25.1	8.1%
Cash and short term securities	1,155.2			4.5	892.3	4.5	0.4%
Other	11.2				13.7	-	0.0%
Minority Int. in Subs	(257.5)				(265.8)
Net assets	$5,697.1	$12.0	$182.0	$90.5	$6,478.1	$284.5	4.99%

Expenses
Investment advisory charges					$(4.3)		-0.08%
Administrative charges					(4.0)		-0.07%
Distribution charges					-		0.00%
Mortality and expense risk charges					(1.1)		-0.02%
Liquidity guarantee charges					(0.5)		-0.01%

Total Expenses					$(9.9)		-0.18%

Net asset value per accumulation unit	$194.830				$203.570		4.49%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	67

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2004

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	2.8%	71.8%	1.98%	84.6%	2.34%
Real estate joint ventures and limited partnerships	12.7%	5.5%	0.70%	6.5%	0.82%
Real estate related marketable securities	-3.1%	6.1%	-0.19%	7.2%	-0.22%
Cash and short term securities	0.4%	16.1%	0.06%	1.1%	0.00%
Other	0.0%	0.5%	0.00%	0.6%	0.00%

Total Account expenses	-0.14%				-0.13%

Account Return	2.17%				2.81%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	68

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2004 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	March 31, 2004	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	June 30, 2004	Total Return	Total Return %
Real estate properties	$4,033.7	$-	$32.8	$75.4	$4,258.9	$108.2
Mortgage loans payable	(115.0)	-	-	-	(115.0)	-
Real estate properties, net	3,918.7	-	32.8	75.4	4,143.9	108.2	2.8%
Real estate joint ventures and limited partnerships	300.5	-	35.1	3.0	335.5	38.1	12.7%
Real estate related securities	331.9	7.0	(23.0)	5.6	308.8	(10.4)	-3.1%
Cash and short term securities	879.7			3.1	1,155.2	3.1	0.4%
Other	29.1				11.2	-	0.0%
Minority Int. in Subs	(252.5)				(257.5)
Net assets	$5,207.4	$7.0	$44.9	$87.1	$5,697.1	$139.0	2.67%

Expenses
Investment advisory charges					$(2.7)		-0.05%
Administrative charges					(3.2)		-0.06%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.9)		-0.02%
Liquidity guarantee charges					(0.4)		-0.01%

Total Expenses					$(7.2)		-0.14%

Net asset value per accumulation unit	$190.700				$194.830		2.17%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	69

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2004

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	1.5%	79.1%	1.22%	86.5%	1.33%
Real estate joint ventures and limited partnerships	7.3%	5.6%	0.41%	6.1%	0.45%
Real estate related marketable securities	9.3%	6.3%	0.58%	6.8%	0.63%
Cash and short term securities	0.4%	8.6%	0.04%	0.0%	0.00%
Other	0.0%	0.5%	0.00%	0.6%	0.00%

Total Account expenses	-0.18%				-0.17%

Account Return	2.01%				2.24%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	70

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2004 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	December 31, 2003	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	March 31, 2004	Total Return	Total Return %
Real estate properties	$4,020.7	$-	$(10.2)	$72.2	$4,033.7	$62.0
Mortgage loans payable	-	-	-	-	(115.0)	-
Real estate properties, net	4,020.7	-	(10.2)	72.2	3,918.7	62.0	1.5%
Real estate joint ventures and limited partnerships	283.2	-	16.2	4.5	300.5	20.7	7.3%
Real estate related securities	318.3	14.0	11.5	4.0	331.9	29.5	9.3%
Cash and short term securities	435.7			1.8	879.7	1.8	0.4%
Other	25.8				29.1	-	0.0%
Minority Int. in Subs	(290.3)				(252.5)
Net assets	$4,793.4	$14.0	$17.5	$82.5	$5,207.4	$114.0	2.38%

Expenses
Investment advisory charges					$(3.2)		-0.07%
Administrative charges					(4.0)		-0.08%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.9)		-0.02%
Liquidity guarantee charges					(0.4)		-0.01%

Total Expenses					$(8.5)		-0.18%

Net asset value per accumulation unit	$186.940				$190.700		2.01%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	71

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2003

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	1.4%	68.6%	0.98%	81.4%	1.16%
Real estate joint ventures and limited partnerships	2.8%	5.9%	0.16%	7.0%	0.20%
Real estate related marketable securities	8.7%	6.0%	0.52%	7.1%	0.62%
Cash and short term securities	0.3%	19.4%	0.06%	4.4%	0.01%
Other	0.0%	0.1%	0.00%	0.1%	0.00%

Total Account expenses	-0.19%				-0.18%

Account Return	1.58%				1.81%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Accoun’ts Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	72

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2003 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	September 30, 2003	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	December 31, 2003	Total Return	Total Return %
Real estate properties	$3,164.9	$-	$(14.8)	$59.8	$4,020.7	$45.0
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	3,164.9	-	(14.8)	59.8	4,020.7	45.0	1.4%
Real estate joint ventures and limited partnerships	273.9	-	2.7	4.9	283.2	7.6	2.8%
Real estate related securities	278.4	8.5	11.0	4.7	318.3	24.2	8.7%
Cash and short term securities	894.3			2.8	435.7	2.8	0.3%
Other	5.7				25.8	-	0.0%
Minority Int. in Subs.	(142.2)				(290.3)
Net assets	$4,475.0	$8.5	$(1.1)	$72.2	$4,793.4	$79.6	1.78%

Expenses
Investment advisory charges					$(3.4)		-0.08%
Administrative charges					(3.7)		-0.08%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.8)		-0.02%
Liquidity guarantee charges					(0.4)		-0.01%

Total Expenses					$(8.3)		-0.19%

Net asset value per accumulation unit	$184.030				$186.940		1.58%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	73

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2003

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	1.4%	77.5%	1.08%	89.3%	1.25%
Real estate joint ventures and limited partnerships	9.4%	6.4%	0.60%	7.4%	0.69%
Real estate related marketable securities	11.5%	2.9%	0.34%	3.4%	0.39%
Cash and short term securities	0.4%	13.3%	0.05%	0.0%	0.00%
Other	0.0%	-0.1%	0.00%	-0.1%	0.00%

Total Account expenses	-0.21%				-0.20%

Account Return	2.62%				2.13%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	74

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2003 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	June 30, 2003	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	September 30, 2003	Total Return	Total Return %
Real estate properties	$3,280.1	$-	$(14.6)	$60.5	$3,164.9	$45.9
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	3,280.1	-	(14.6)	60.5	3,164.9	45.9	1.4%
Real estate joint ventures and limited partnerships	269.8	-	20.9	4.5	273.9	25.4	9.4%
Real estate related securities	124.3	-	10.9	3.4	278.4	14.3	11.5%
Cash and short term securities	561.6			2.1	894.3	2.1	0.4%
Other	(4.5)				5.7	-	0.0%
Minority Int. in Subs.	(140.7)				(142.2)
Net assets	$4,090.6	$-	$17.2	$70.5	$4,475.0	$87.7	2.14%

Expenses
Investment advisory charges					$(3.6)		-0.09%
Administrative charges					(3.7)		-0.09%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.8)		-0.02%
Liquidity guarantee charges					(0.3)		-0.01%

Total Expenses					$(8.4)		-0.21%

Net asset value per accumulation unit	$179.330				$184.030		2.62%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	75

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2003

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	1.3%	81.4%	1.04%	89.1%	1.14%
Real estate joint ventures and limited partnerships	0.1%	6.5%	0.01%	7.1%	0.01%
Real estate related marketable securities	9.5%	3.4%	0.32%	3.7%	0.35%
Cash and short term securities	0.4%	8.6%	0.04%	0.0%	0.00%
Other	0.0%	0.1%	0.00%	0.1%	0.00%

Total Account expenses	-0.20%				-0.19%

Account Return	1.72%				1.31%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	76

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2003 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	March 31, 2003	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	June 30, 2003	Total Return	Total Return %
Real estate properties	$3,264.0	$-	$(18.9)	$60.7	$3,280.1	$41.8
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	3,264.0	-	(18.9)	60.7	3,280.1	41.8	1.3%
Real estate joint ventures and limited partnerships	261.6	-	(4.6)	4.9	269.8	0.3	0.1%
Real estate related securities	136.9	(0.4)	11.4	2.0	124.3	13.0	9.5%
Cash and short term securities	343.2			1.5	561.6	1.5	0.4%
Other	3.5				(4.5)	-	0.0%
Minority Int. in Subs.	(141.5)				(140.7)
Net assets	$3,867.7	$(0.4)	$(12.1)	$69.1	$4,090.6	$56.6	1.46%

Expenses
Investment advisory charges					$(2.9)		-0.07%
Administrative charges					(3.7)		-0.10%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.7)		-0.02%
Liquidity guarantee charges					(0.3)		-0.01%

Total Expenses					$(7.6)		-0.20%

Net asset value per accumulation unit	$176.300				$179.330		1.72%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	77

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2003

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	1.4%	89.3%	1.23%	88.8%	1.22%
Real estate joint ventures and limited partnerships	6.3%	6.7%	0.42%	6.7%	0.42%
Real estate related marketable securities	0.6%	4.2%	0.02%	4.1%	0.02%
Cash and short term securities	0.8%	3.2%	0.02%	0.0%	0.00%
Other	0.0%	0.4%	0.00%	0.4%	0.00%

Total Account expenses	-0.21%				-0.20%

Account Return	1.38%				1.46%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Accoun’ts Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	78

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2003 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	December 31, 2002	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	March 31, 2003	Total Return	Total Return %
Real estate properties	$3,281.3	$-	$(18.0)	$63.1	$3,264.0	$45.1
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	3,281.3	-	(18.0)	63.1	3,264.0	45.1	1.4%
Real estate joint ventures and limited partnerships	246.9	-	10.4	5.2	261.6	15.6	6.3%
Real estate related securities	153.1	(0.4)	(0.9)	2.2	136.9	0.9	0.6%
Cash and short term securities	117.9			0.9	343.2	0.9	0.8%
Other	15.7				3.5	-	0.0%
Minority Int. in Subs.	(139.0)				(141.5)
Net assets	$3,675.9	$(0.4)	$(8.5)	$71.4	$3,867.7	$62.5	1.70%

Expenses
Investment advisory charges					$(2.8)		-0.08%
Administrative charges					(3.7)		-0.10%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.6)		-0.02%
Liquidity guarantee charges					(0.2)		-0.01%

Total Expenses					$(7.3)		-0.21%

Net asset value per accumulation unit	$173.900				$176.300		1.38%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	79

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2002

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	1.0%	69.8%	0.68%	81.6%	0.79%
Real estate joint ventures and limited partnerships	2.4%	6.7%	0.16%	7.8%	0.18%
Real estate related marketable securities	0.3%	9.1%	0.03%	10.6%	0.03%
Cash and short term securities	0.4%	14.4%	0.05%	0.0%	0.00%
Other	0.0%	0.0%	0.00%	0.0%	0.00%

Total Account expenses	-0.18%				-0.17%

Account Return	0.72%				0.83%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	80

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2002 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	September 30, 2002	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	December 31, 2002	Total Return	Total Return %
Real estate properties	$2,507.7	$-	$(33.2)	$57.6	$3,281.3	$24.4
Mortgage loans payable	11.1	-	-	-	-	-
Real estate properties, net	2,518.8	-	(33.2)	57.6	3,281.3	24.4	1.0%
Real estate joint ventures and limited partnerships	241.3	-	0.8	4.9	246.9	5.7	2.4%
Real estate related securities	327.8	(1.9)	(1.1)	4.0	153.1	1.0	0.3%
Cash and short term securities	518.5			1.9	117.9	1.9	0.4%
Other	0.5				15.7	-	0.0%
Minority Int. in Subs.	(9.4)				(139.0)
Net assets	$3,597.5	$(1.9)	$(33.5)	$68.4	$3,675.9	$33.0	0.92%

Expenses
Investment advisory charges					$(2.6)		-0.07%
Administrative charges					(2.8)		-0.08%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.6)		-0.02%
Liquidity guarantee charges					(0.3)		-0.01%

Total Expenses					$(6.3)		-0.18%

Net asset value per accumulation unit	$172.660				$173.900		0.72%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	81

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2002

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	1.9%	66.8%	1.28%	78.8%	1.51%
Real estate joint ventures and limited partnerships	-0.7%	7.0%	-0.05%	8.3%	-0.06%
Real estate related marketable securities	-4.2%	9.9%	-0.41%	11.6%	-0.49%
Cash and short term securities	0.6%	16.5%	0.10%	1.5%	0.01%
Other	0.0%	-0.2%	0.00%	-0.2%	0.00%

Total Account expenses	-0.18%				-0.17%

Account Return	0.75%				0.80%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	82

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2002 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	June 30, 2002	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	September 30, 2002	Total Return	Total Return %
Real estate properties	$2,349.7	$-	$(4.4)	$49.6	$2,507.7	$45.2
Mortgage loans payable	10.0	-	-	-	11.1	-
Real estate properties, net	2,359.7	-	(4.4)	49.6	2,518.8	45.2	1.9%
Real estate joint ventures and limited partnerships	247.4	-	(6.4)	4.6	241.3	(1.8)	-0.7%
Real estate related securities	347.7	1.4	(19.8)	3.8	327.8	(14.6)	-4.2%
Cash and short term securities	580.7			3.7	518.5	3.7	0.6%
Other	(5.9)				0.5	-	0.0%
Minority Int. in Subs.	(9.5)				(9.4)
Net assets	$3,520.1	$1.4	$(30.6)	$61.7	$3,597.5	$32.5	0.92%

Expenses
Investment advisory charges					$(2.6)		-0.07%
Administrative charges					(2.7)		-0.08%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.6)		-0.02%
Liquidity guarantee charges					(0.3)		-0.01%

Total Expenses					$(6.2)		-0.18%

Net asset value per accumulation unit	$171.370				$172.660		0.75%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	83

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2002

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	1.2%	68.5%	0.81%	81.6%	0.96%
Real estate joint ventures and limited partnerships	10.0%	1.2%	0.12%	1.4%	0.14%
Real estate related marketable securities	2.7%	8.9%	0.24%	10.6%	0.28%
Cash and short term securities	0.6%	21.4%	0.12%	6.4%	0.04%
Other	0.0%	0.0%	0.00%	0.0%	0.00%

Total Account expenses	-0.17%				-0.16%

Account Return	1.13%				1.26%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	84

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2002 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	March 31, 2002	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	June 30, 2002	Total Return	Total Return %
Real estate properties	$2,291.5	$-	$(22.3)	$49.5	$2,349.7	$27.2
Mortgage loans payable	9.0	-	-	-	10.0	-
Real estate properties, net	2,300.5	-	(22.3)	49.5	2,359.7	27.2	1.2%
Real estate joint ventures and limited partnerships	40.1	-	-	4.0	247.4	4.0	10.0%
Real estate related securities	300.2	3.1	2.3	2.6	347.7	8.0	2.7%
Cash and short term securities	719.9			4.0	580.7	4.0	0.6%
Other	1.2				(5.9)	-	0.0%
Minority Int. in Subs.	(8.7)				(9.5)
Net assets	$3,353.2	$3.1	$(20.0)	$60.1	$3,520.1	$43.2	1.29%

Expenses
Investment advisory charges					$(2.4)		-0.07%
Administrative charges					(2.5)		-0.07%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.6)		-0.02%
Liquidity guarantee charges					(0.2)		-0.01%

Total Expenses					$(5.7)		-0.17%

Net asset value per accumulation unit	$169.460				$171.370		1.13%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	85

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2002

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	0.5%	72.5%	0.36%	85.7%	0.43%
Real estate joint ventures and limited partnerships	1.2%	1.1%	0.01%	1.3%	0.01%
Real estate related marketable securities	4.0%	9.5%	0.38%	11.2%	0.44%
Cash and short term securities	0.7%	17.0%	0.12%	2.0%	0.01%
Other	0.0%	-0.1%	0.00%	-0.2%	0.00%

Total Account expenses	-0.16%				-0.15%

Account Return	0.77%				0.74%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	86

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2002 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	December 31, 2001	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	March 31, 2002	Total Return	Total Return %
Real estate properties	$2,330.9	$-	$(34.5)	$46.2	$2,291.5	$11.7
Mortgage loans payable	7.3	-	-	-	9.0	-
Real estate properties, net	2,338.2	-	(34.5)	46.2	2,300.5	11.7	0.5%
Real estate joint ventures and limited partnerships	34.4	-	-	0.4	40.1	0.4	1.2%
Real estate related securities	305.3	4.3	5.4	2.4	300.2	12.1	4.0%
Cash and short term securities	548.2			3.9	719.9	3.9	0.7%
Other	(4.7)				1.2	-	0.0%
Minority Int. in Subs.	(7.7)				(8.7)
Net assets	$3,213.7	$4.3	$(29.1)	$52.9	$3,353.2	$28.1	0.87%

Expenses
Investment advisory charges					$(2.0)		-0.06%
Administrative charges					(2.4)		-0.07%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.6)		-0.02%
Liquidity guarantee charges					(0.2)		-0.01%

Total Expenses					$(5.2)		-0.16%

Net asset value per accumulation unit	$168.160				$169.460		0.77%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	87

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2001

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	1.1%	70.2%	0.80%	85.1%	0.97%
Real estate joint ventures and limited partnerships	10.6%	0.9%	0.09%	1.0%	0.11%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	1.0%	29.0%	0.28%	14.0%	0.13%
Other	0.0%	-0.1%	0.00%	-0.1%	0.00%

Total Account expenses	-0.15%				-0.14%

Account Return	0.82%				1.07%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	88

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2001 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	September 30, 2001	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	December 31, 2001	Total Return	Total Return %
Real estate properties	$2,148.1	$4.9	$(26.4)	$46.1	$2,330.9	$24.6
Mortgage loans payable	4.8	-	-	-	7.3	-
Real estate properties, net	2,152.9	4.9	(26.4)	46.1	2,338.2	24.6	1.1%
Real estate joint ventures and limited partnerships	26.3	-	2.0	0.8	34.4	2.8	10.6%
Real estate related securities	-	(0.2)	1.5	-	305.3	-	0.0%
Cash and short term securities	889.3			7.2	548.2	8.5	1.0%
Other	(4.5)				(4.7)	-	0.0%
Minority Int. in Subs.	(7.0)				(7.7)
Net assets	$3,057.0	$4.7	$(22.9)	$54.1	$3,213.7	$35.9	1.17%

Expenses
Investment advisory charges					$(1.3)		-0.04%
Administrative charges					(2.4)		-0.08%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.6)		-0.02%
Liquidity guarantee charges					(0.2)		-0.01%

Total Expenses					$(4.5)		-0.15%

Net asset value per accumulation unit	$166.800				$168.160		0.82%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	89

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2001

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	2.3%	71.6%	1.62%	86.5%	1.95%
Real estate joint ventures and limited partnerships	2.3%	0.9%	0.02%	1.1%	0.03%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	0.2%	27.6%	0.05%	12.6%	0.02%
Other	0.0%	-0.1%	0.00%	-0.2%	0.00%

Total Account expenses	-0.18%				-0.17%

Account Return	1.46%				1.83%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	90

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2001 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	June 30, 2001	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	September 30, 2001	Total Return	Total Return %
Real estate properties	$2,046.5	$(1.8)	$2.5	$45.6	$2,148.1	$46.3
Mortgage loans payable	3.0	-	-	-	4.8	-
Real estate properties, net	2,049.5	(1.8)	2.5	45.6	2,152.9	46.3	2.3%
Real estate joint ventures and limited partnerships	26.1	-	0.1	0.5	26.3	0.6	2.3%
Real estate related securities	-	2.6	(10.7)	-	-	-	0.0%
Cash and short term securities	789.4			9.5	889.3	1.4	0.2%
Other	(3.9)				(4.5)	-	0.0%
Minority Int. in Subs.	(6.8)				(7.0)
Net assets	$2,854.3	$0.8	$(8.1)	$55.6	$3,057.0	$48.3	1.69%

Expenses
Investment advisory charges					$(2.0)		-0.07%
Administrative charges					(2.4)		-0.08%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.5)		-0.02%
Liquidity guarantee charges					(0.2)		-0.01%

Total Expenses					$(5.1)		-0.18%

Net asset value per accumulation unit	$164.400				$166.800		1.46%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	91

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2001

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	2.2%	75.1%	1.63%	89.9%	1.95%
Real estate joint ventures and limited partnerships	1.9%	1.0%	0.02%	1.2%	0.02%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	3.3%	23.9%	0.78%	8.9%	0.29%
Other	0.0%	0.0%	0.00%	0.0%	0.00%

Total Account expenses	-0.14%				-0.13%

Account Return	2.21%				2.13%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	92

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2001 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	March 31, 2001	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	June 30, 2001	Total Return	Total Return %
Real estate properties	$1,967.3	$-	$0.1	$42.6	$2,046.5	$42.7
Mortgage loans payable	-	-	-	-	3.0	-
Real estate properties, net	1,967.3	-	0.1	42.6	2,049.5	42.7	2.2%
Real estate joint ventures and limited partnerships	26.0	-	-	0.5	26.1	0.5	1.9%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	627.1	0.5	11.5	8.5	789.4	20.5	3.3%
Other	0.2				(3.9)	-	0.0%
Minority Int. in Subs.	(4.2)				(6.8)
Net assets	$2,616.4	$0.5	$11.6	$51.6	$2,854.3	$63.7	2.43%

Expenses
Investment advisory charges					$(0.3)		-0.01%
Administrative charges					(2.7)		-0.10%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.5)		-0.02%
Liquidity guarantee charges					(0.2)		-0.01%

Total Expenses					$(3.7)		-0.14%

Net asset value per accumulation unit	$160.850				$164.400		2.21%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	93

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2001

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	2.0%	79.5%	1.62%	94.2%	1.92%
Real estate joint ventures and limited partnerships	1.5%	1.1%	0.02%	1.3%	0.02%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	1.5%	19.4%	0.29%	4.4%	0.07%
Other	0.0%	0.0%	0.00%	0.1%	0.00%

Total Account expenses	-0.17%				-0.16%

Account Return	1.67%				1.85%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	94

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2001 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	December 31, 2000	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	March 31, 2001	Total Return	Total Return %
Real estate properties	$1,899.2	$1.1	$(2.8)	$40.4	$1,967.3	$38.7
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	1,899.2	1.1	(2.8)	40.4	1,967.3	38.7	2.0%
Real estate joint ventures and limited partnerships	26.0	-	-	0.4	26.0	0.4	1.5%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	463.8	0.1	(1.6)	8.4	627.1	6.9	1.5%
Other	1.1				0.2	-	0.0%
Minority Int. in Subs.	(3.0)				(4.2)
Net assets	$2,387.1	$1.2	$(4.4)	$49.2	$2,616.4	$46.0	1.93%

Expenses
Investment advisory charges				$(2.3)			-0.10%
Administrative charges				(1.0)			-0.04%
Distribution charges				-			0.00%
Mortality and expense risk charges				(0.4)			-0.02%
Liquidity guarantee charges				(0.2)			-0.01%

Total Expenses				$(3.9)			-0.17%

Net asset value per accumulation unit	$158.210			$160.850			1.67%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	95

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2000

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	2.9%	77.3%	2.23%	92.1%	2.66%
Real estate joint ventures and limited partnerships	6.5%	1.1%	0.07%	1.3%	0.09%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	2.8%	21.7%	0.62%	6.7%	0.19%
Other	0.0%	-0.1%	0.00%	-0.1%	0.00%

Total Account expenses	-0.21%				-0.20%

Account Return	2.77%				2.74%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	96

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 2000 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	September 30, 2000	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	December 31, 2000	Total Return	Total Return %
Real estate properties	$1,702.5	$8.4	$5.2	$38.5	$1,899.2	$52.1
Mortgage loans payable	-	-	-	(3.0)	-	(3.0)
Real estate properties, net	1,702.5	8.4	5.2	35.5	1,899.2	49.1	2.9%
Real estate joint ventures and limited partnerships	24.8	-	1.2	0.4	26.0	1.6	6.5%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	478.0	0.2	4.9	8.5	463.8	13.6	2.8%
Other	(2.2)				1.1	-	0.0%
Minority Int. in Subs.	-				(3.0)
Net assets	$2,203.1	$8.6	$11.3	$44.4	$2,387.1	$64.3	2.92%

Expenses
Investment advisory charges					$(2.8)		-0.13%
Administrative charges					(1.2)		-0.05%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.4)		-0.02%
Liquidity guarantee charges					(0.2)		-0.01%

Total Expenses					$(4.6)		-0.21%

Net asset value per accumulation unit	$153.940				$158.210		2.77%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	97

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2000

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	2.9%	75.9%	2.22%	90.9%	2.66%
Real estate joint ventures and limited partnerships	0.0%	0.0%	0.00%	0.0%	0.00%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	2.8%	23.9%	0.67%	8.9%	0.25%
Other	0.0%	0.2%	0.00%	0.2%	0.00%

Total Account expenses	-0.15%				-0.14%

Account Return	2.67%				2.77%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	98

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 2000 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	June 30, 2000	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	September 30, 2000	Total Return	Total Return %
Real estate properties	$1,520.5	$-	$8.9	$35.5	$1,702.5	$44.4
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	1,520.5	-	8.9	35.5	1,702.5	44.4	2.9%
Real estate joint ventures and limited partnerships	-	-	0.2	0.4	24.8	0.6	0.0%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	478.0	(0.2)	5.9	7.8	478.0	13.5	2.8%
Other	3.1				(2.2)	-	0.0%
Minority Int. in Subs.	-				-
Net assets	$2,001.6	$(0.2)	$15.0	$43.7	$2,203.1	$58.5	2.92%

Expenses
Investment advisory charges					$(1.5)		-0.07%
Administrative charges					(1.1)		-0.05%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.4)		-0.02%
Liquidity guarantee charges					(0.2)		-0.01%

Total Expenses					$(3.2)		-0.15%

Net asset value per accumulation unit	$149.940				$153.940		2.67%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	99

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2000

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	2.8%	72.2%	1.99%	87.1%	2.40%
Real estate joint ventures and limited partnerships	0.0%	0.0%	0.00%	0.0%	0.00%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	3.3%	27.7%	0.91%	12.7%	0.42%
Other	0.0%	0.1%	0.00%	0.2%	0.00%

Total Account expenses	-0.15%				-0.14%

Account Return	2.67%				2.68%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	100

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 2000 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	March 31, 2000	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	June 30, 2000	Total Return	Total Return %
Real estate properties	$1,316.9	$-	$5.7	$30.6	$1,520.5	$36.3
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	1,316.9	-	5.7	30.6	1,520.5	36.3	2.8%
Real estate joint ventures and limited partnerships	-	-	-	-	-	-	0.0%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	505.3	0.1	8.4	8.2	478.0	16.7	3.3%
Other	2.5				3.1	-	0.0%
Minority Int. in Subs.	-				-
Net assets	$1,824.7	$0.1	$14.1	$38.8	$2,001.6	$53.0	2.90%

Expenses
Investment advisory charges					$(1.1)		-0.06%
Administrative charges					(1.0)		-0.06%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.3)		-0.02%
Liquidity guarantee charges					(0.2)		-0.01%

Total Expenses					$(2.6)		-0.15%

Net asset value per accumulation unit	$146.040				$149.940		2.67%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	101

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2000

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	2.3%	77.4%	1.80%	92.3%	2.14%
Real estate joint ventures and limited partnerships	0.0%	0.0%	0.00%	0.0%	0.00%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	2.6%	22.1%	0.58%	7.1%	0.19%
Other	0.0%	0.5%	0.00%	0.6%	0.00%

Total Account expenses	-0.18%				-0.17%

Account Return	2.15%				2.16%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	102

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 2000 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	December 31, 1999	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	March 31, 2000	Total Return	Total Return %
Real estate properties	$1,312.5	$-	$2.5	$28.0	$1,316.9	$30.5
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	1,312.5	-	2.5	28.0	1,316.9	30.5	2.3%
Real estate joint ventures and limited partnerships	-	-	-	-	-	-	0.0%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	374.3	(0.1)	3.1	6.9	505.3	9.8	2.6%
Other	8.7				2.5	-	0.0%
Minority Int. in Subs.	-				-
Net assets	$1,695.5	$(0.1)	$5.6	$34.9	$1,824.7	$40.3	2.38%

Expenses
Investment advisory charges					$(1.5)		-0.09%
Administrative charges					(1.0)		-0.06%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.3)		-0.02%
Liquidity guarantee charges					(0.2)		-0.01%

Total Expenses					$(3.0)		-0.18%

Net asset value per accumulation unit	$142.970				$146.040		2.15%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	103

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 1999

	{1}	{2}	{3}	{4}	{5}
					Adjusted
	Total		Weighted	Re-Weight of	Total
	Return	Weighting	Return	Total Return	Return
Real estate properties, net	3.3%	78.4%	2.58%	93.3%	3.07%
Real estate joint ventures and limited partnerships	0.0%	0.0%	0.00%	0.0%	0.00%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	0.4%	21.1%	0.08%	6.1%	0.02%
Other	0.0%	0.5%	0.00%	0.6%	0.00%

Total Account expenses	-0.14%				-0.13%

Account Return	2.47%				2.96%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	104

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 1999 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	September 30, 1999	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	December 31, 1999	Total Return	Total Return %
Real estate properties	$1,249.2	$2.6	$11.1	$27.4	$1,312.5	$41.1
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	1,249.2	2.6	11.1	27.4	1,312.5	41.1	3.3%
Real estate joint ventures and limited partnerships	-	-	-	-	-	-	0.0%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	336.3	(1.8)	(2.9)	5.9	374.3	1.2	0.4%
Other	8.0				8.7	-	0.0%
Minority Int. in Subs.	-				-
Net assets	$1,593.5	$0.8	$8.2	$33.3	$1,695.5	$42.3	2.65%

Expenses
Investment advisory charges					$(0.9)		-0.06%
Administrative charges					(0.8)		-0.05%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.3)		-0.02%
Liquidity guarantee charges					(0.2)		-0.01%

Total Expenses					$(2.2)		-0.14%

Net asset value per accumulation unit	$139.530				$142.970		2.47%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	105

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 1999

	{1}	{2}	{3}	{4}	{5}
					Adjusted
	Total		Weighted	Re-Weight of	Total
	Return	Weighting	Return	Total Return	Return
Real estate properties, net	3.4%	60.2%	2.06%	75.1%	2.57%
Real estate joint ventures and limited partnerships	0.0%	0.0%	0.00%	0.0%	0.00%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	-1.2%	39.4%	-0.48%	24.4%	-0.30%
Other	0.0%	0.4%	0.00%	0.5%	0.00%

Total Account expenses	-0.15%				-0.14%

Account Return	1.39%				2.13%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	106

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 1999 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	June 30, 1999	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	September 30, 1999	Total Return	Total Return %
Real estate properties	$895.5	$-	$5.7	$24.9	$1,249.2	$30.6
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	895.5	-	5.7	24.9	1,249.2	30.6	3.4%
Real estate joint ventures and limited partnerships	-	-	-	-	-	-	0.0%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	585.6	(0.8)	(11.7)	5.4	336.3	(7.1)	-1.2%
Other	5.7				8.0	-	0.0%
Minority Int. in Subs.	-				-
Net assets	$1,486.8	$(0.8)	$(6.0)	$30.3	$1,593.5	$23.5	1.58%

Expenses
Investment advisory charges					$(0.9)		-0.06%
Administrative charges					(0.9)		-0.06%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.3)		-0.02%
Liquidity guarantee charges					(0.1)		-0.01%

Total Expenses					$(2.2)		-0.15%

Net asset value per accumulation unit	$137.620				$139.530		1.39%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	107

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 1999

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	2.6%	61.3%	1.58%	76.2%	1.96%
Real estate joint ventures and limited partnerships	0.0%	0.0%	0.00%	0.0%	0.00%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	2.8%	38.3%	1.07%	23.3%	0.65%
Other	0.0%	0.4%	0.00%	0.5%	0.00%

Total Account expenses	-0.19%				-0.18%

Account Return	2.51%				2.43%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	108

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 1999 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	March 31, 1999	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	June 30, 1999	Total Return	Total Return %
Real estate properties	$828.2	$-	$2.5	$18.8	$895.5	$21.3
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	828.2	-	2.5	18.8	895.5	21.3	2.6%
Real estate joint ventures and limited partnerships	-	-	-	-	-	-	0.0%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	517.0	0.2	7.0	7.3	585.6	14.5	2.8%
Other	5.3				5.7	-	0.0%
Minority Int. in Subs.	(16.9)				-
Net assets	$1,333.6	$0.2	$9.5	$26.1	$1,486.8	$35.8	2.68%

Expenses
Investment advisory charges					$(1.4)		-0.10%
Administrative charges					(0.9)		-0.07%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.2)		-0.01%
Liquidity guarantee charges					(0.2)		-0.01%

Total Expenses					$(2.7)		-0.19%

Net asset value per accumulation unit	$134.250				$137.620		2.51%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	109

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 1999

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	2.3%	67.5%	1.58%	82.4%	1.93%
Real estate joint ventures and limited partnerships	0.0%	0.0%	0.00%	0.0%	0.00%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	0.8%	32.1%	0.25%	17.1%	0.13%
Other	0.0%	0.4%	0.00%	0.5%	0.00%

Total Account expenses	-0.18%				-0.17%

Account Return	1.57%				1.89%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	110

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 1999 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	December 31, 1998	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	March 31, 1999	Total Return	Total Return %
Real estate properties	$820.2	$6.2	$(4.9)	$17.9	$828.2	$19.2
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	820.2	6.2	(4.9)	17.9	828.2	19.2	2.3%
Real estate joint ventures and limited partnerships	-	-	-	-	-	-	0.0%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	391.0	(0.6)	(2.8)	6.4	517.0	3.0	0.8%
Other	5.1				5.3	-	0.0%
Minority Int. in Subs.	(19.9)				(16.9)
Net assets	$1,196.4	$5.6	$(7.7)	$24.3	$1,333.6	$22.2	1.86%

Expenses
Investment advisory charges					$(1.0)		-0.08%
Administrative charges					(0.8)		-0.07%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.2)		-0.02%
Liquidity guarantee charges					(0.1)		-0.01%

Total Expenses					$(2.1)		-0.18%

Net asset value per accumulation unit	$132.170				$134.250		1.57%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	111

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 1998

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	3.1%	60.3%	1.87%	75.3%	2.34%
Real estate joint ventures and limited partnerships	0.0%	0.0%	0.00%	0.0%	0.00%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	0.3%	39.5%	0.10%	24.5%	0.06%
Other	0.0%	0.2%	0.00%	0.2%	0.00%

Total Account expenses	-0.14%				-0.14%

Account Return	1.71%				2.26%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	112

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 1998 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	September 30, 1998	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	December 31, 1998	Total Return	Total Return %
Real estate properties	$644.4	$-	$4.3	$15.7	$820.2	$20.0
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	644.4	-	4.3	15.7	820.2	20.0	3.1%
Real estate joint ventures and limited partnerships	-	-	-	-	-	-	0.0%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	421.7	(2.9)	(2.6)	6.6	391.0	1.1	0.3%
Other	1.9				5.1	-	0.0%
Minority Int. in Subs.	(19.6)				(19.9)
Net assets	$1,048.4	$(2.9)	$1.7	$22.3	$1,196.4	$21.1	2.01%

Expenses
Investment advisory charges					$(0.6)		-0.06%
Administrative charges					(0.6)		-0.06%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.2)		-0.02%
Liquidity guarantee charges					-		0.00%

Total Expenses					$(1.4)		-0.14%

Net asset value per accumulation unit	$129.950				$132.170		1.71%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	113

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 1998

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	5.0%	58.7%	2.92%	73.7%	3.67%
Real estate joint ventures and limited partnerships	0.0%	0.0%	0.00%	0.0%	0.00%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	-1.5%	41.5%	-0.63%	26.5%	-0.40%
Other	0.0%	-0.2%	0.00%	-0.2%	0.00%

Total Account expenses	-0.16%				-0.16%

Account Return	1.99%				3.11%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	114

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 1998 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	June 30, 1998	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	September 30, 1998	Total Return	Total Return %
Real estate properties	$598.3	$-	$16.1	$13.7	$644.4	$29.8
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	598.3	-	16.1	13.7	644.4	29.8	5.0%
Real estate joint ventures and limited partnerships	-	-	-	-	-	-	0.0%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	423.3	(2.7)	(10.1)	6.4	421.7	(6.4)	-1.5%
Other	(1.6)				1.9	-	0.0%
Minority Int. in Subs.	(18.6)				(19.6)
Net assets	$1,001.4	$(2.7)	$6.0	$20.1	$1,048.4	$23.4	2.34%

Expenses
Investment advisory charges					$(0.8)		-0.08%
Administrative charges					(0.6)		-0.06%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.2)		-0.02%
Liquidity guarantee charges					-		0.00%

Total Expenses					$(1.6)		-0.16%

Net asset value per accumulation unit	$127.410				$129.950		1.99%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	115

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 1998

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	4.1%	60.5%	2.50%	75.4%	3.12%
Real estate joint ventures and limited partnerships	0.0%	0.0%	0.00%	0.0%	0.00%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	0.0%	39.2%	0.01%	24.2%	0.01%
Other	0.0%	0.3%	0.00%	0.4%	0.00%

Total Account expenses	-0.19%				-0.19%

Account Return	2.13%				2.94%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	116

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 1998 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	March 31, 1998	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	June 30, 1998	Total Return	Total Return %
Real estate properties	$555.9	$-	$9.2	$13.8	$598.3	$23.0
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	555.9	-	9.2	13.8	598.3	23.0	4.1%
Real estate joint ventures and limited partnerships	-	-	-	-	-	-	0.0%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	360.5	0.1	(6.1)	6.1	423.3	0.1	0.0%
Other	2.6				(1.6)	-	0.0%
Minority Int. in Subs.	(18.0)				(18.6)
Net assets	$901.0	$0.1	$3.1	$19.9	$1,001.4	$23.1	2.56%

Expenses
Investment advisory charges					$(0.8)		-0.09%
Administrative charges					(0.7)		-0.08%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.2)		-0.02%
Liquidity guarantee charges					-		0.00%

Total Expenses					$(1.7)		-0.19%

Net asset value per accumulation unit	$124.750				$127.410		2.13%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	117

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 1998

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	2.9%	64.9%	1.87%	79.8%	2.29%
Real estate joint ventures and limited partnerships	0.0%	0.0%	0.00%	0.0%	0.00%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	1.4%	34.8%	0.50%	19.8%	0.28%
Other	0.0%	0.3%	0.00%	0.4%	0.00%

Total Account expenses	-0.16%				-0.16%

Account Return	2.00%				2.41%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	118

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 1998 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	December 31, 1997	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	March 31, 1998	Total Return	Total Return %
Real estate properties	$521.3	$-	$3.6	$11.4	$555.9	$15.0
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	521.3	-	3.6	11.4	555.9	15.0	2.9%
Real estate joint ventures and limited partnerships	-	-	-	-	-	-	0.0%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	280.0	0.3	(1.3)	5.0	360.5	4.0	1.4%
Other	2.8				2.6	-	0.0%
Minority Int. in Subs.	(18.3)				(18.0)
Net assets	$785.8	$0.3	$2.3	$16.4	$901.0	$19.0	2.42%

Expenses
Investment advisory charges					$(0.7)		-0.09%
Administrative charges					(0.5)		-0.06%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.1)		-0.01%
Liquidity guarantee charges					-		0.00%

Total Expenses					$(1.3)		-0.16%

Net asset value per accumulation unit	$122.300				$124.750		2.00%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	119

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 1997

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	3.9%	56.3%	2.19%	71.2%	2.77%
Real estate joint ventures and limited partnerships	0.0%	0.0%	0.00%	0.0%	0.00%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	1.5%	43.2%	0.66%	28.2%	0.43%
Other	0.0%	0.5%	0.00%	0.6%	0.00%

Total Account expenses	-0.15%				-0.15%

Account Return	2.51%				3.05%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	120

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 1997 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	September 30, 1997	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	December 31, 1997	Total Return	Total Return %
Real estate properties	$398.2	$-	$5.7	$9.8	$521.3	$15.5
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	398.2	-	5.7	9.8	521.3	15.5	3.9%
Real estate joint ventures and limited partnerships	-	-	-	-	-	-	0.0%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	305.8	0.2	(0.3)	4.8	280.0	4.7	1.5%
Other	3.4				2.8	-	0.0%
Minority Int. in Subs.	(17.6)				(18.3)
Net assets	$689.8	$0.2	$5.4	$14.6	$785.8	$20.2	2.93%

Expenses
Investment advisory charges					$(0.5)		-0.07%
Administrative charges					(0.5)		-0.07%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.1)		-0.01%
Liquidity guarantee charges					-		0.00%

Total Expenses					$(1.1)		-0.15%

Net asset value per accumulation unit	$119.310				$122.300		2.51%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	121

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 1997

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	3.5%	64.7%	2.27%	79.6%	2.79%
Real estate joint ventures and limited partnerships	0.0%	0.0%	0.00%	0.0%	0.00%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	5.0%	35.0%	1.74%	20.0%	1.00%
Other	0.0%	0.3%	0.00%	0.4%	0.00%

Total Account expenses	-0.17%				-0.17%

Account Return	3.53%				3.62%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	122

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 1997 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	June 30, 1997	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	September 30, 1997	Total Return	Total Return %
Real estate properties	$393.3	$-	$4.0	$9.8	$398.2	$13.8
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	393.3	-	4.0	9.8	398.2	13.8	3.5%
Real estate joint ventures and limited partnerships	-	-	-	-	-	-	0.0%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	212.8	0.9	5.8	3.9	305.8	10.6	5.0%
Other	2.0				3.4	-	0.0%
Minority Int. in Subs.	(16.9)				(17.6)
Net assets	$591.2	$0.9	$9.8	$13.7	$689.8	$24.4	4.13%

Expenses
Investment advisory charges					$(0.5)		-0.08%
Administrative charges					(0.4)		-0.07%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.1)		-0.02%
Liquidity guarantee charges					-		0.00%

Total Expenses					$(1.0)		-0.17%

Net asset value per accumulation unit	$115.240				$119.310		3.53%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	123

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 1997

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	4.5%	31.5%	1.41%	46.4%	2.08%
Real estate joint ventures and limited partnerships	0.0%	0.0%	0.00%	0.0%	0.00%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	1.3%	68.3%	0.92%	53.3%	0.72%
Other	0.0%	0.2%	0.00%	0.3%	0.00%

Total Account expenses	-0.16%				-0.15%

Account Return	2.10%				2.65%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	124

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 1997 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	March 31, 1997	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	June 30, 1997	Total Return	Total Return %
Real estate properties	$174.3	$-	$0.4	$7.4	$393.3	$7.8
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	174.3	-	0.4	7.4	393.3	7.8	4.5%
Real estate joint ventures and limited partnerships	-	-	-	-	-	-	0.0%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	378.9	0.1	1.4	3.5	212.8	5.1	1.3%
Other	1.3				2.0	-	0.0%
Minority Int. in Subs.	-				(16.9)
Net assets	$554.5	$0.1	$1.8	$10.9	$591.2	$12.9	2.32%

Expenses
Investment advisory charges					$(0.4)		-0.07%
Administrative charges					(0.3)		-0.06%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.1)		-0.02%
Liquidity guarantee charges					(0.0)		-0.01%

Total Expenses					$(0.8)		-0.16%

Net asset value per accumulation unit	$112.870				$115.240		2.10%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	125

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 1997

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	3.0%	35.6%	1.05%	50.4%	1.49%
Real estate joint ventures and limited partnerships	0.0%	0.0%	0.00%	0.0%	0.00%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	1.7%	63.9%	1.08%	48.9%	0.83%
Other	0.0%	0.5%	0.00%	0.7%	0.00%

Total Account expenses	-0.19%				-0.19%

Account Return	1.58%				2.13%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

TIAA-CREF Asset Management	126

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 1997 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	December 31, 1996	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	March 31, 1997	Total Return	Total Return %
Real estate properties	$131.8	$-	$0.1	$3.8	$174.3	$3.9
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	131.8	-	0.1	3.8	174.3	3.9	3.0%
Real estate joint ventures and limited partnerships	-	-	-	-	-	-	0.0%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	236.1	-	(0.2)	4.2	378.9	4.0	1.7%
Other	1.8				1.3	-	0.0%
Minority Int. in Subs.	-				-
Net assets	$369.7	$-	$(0.1)	$8.0	$554.5	$7.9	2.14%

Expenses
Investment advisory charges					$(0.3)		-0.08%
Administrative charges					(0.3)		-0.08%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.1)		-0.03%
Liquidity guarantee charges					-		0.00%

Total Expenses					$(0.7)		-0.19%

Net asset value per accumulation unit	$111.110				$112.870		1.58%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

TIAA-CREF Asset Management	127

TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 1996

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	2.7%	46.1%	1.26%	61.0%	1.67%
Real estate joint ventures and limited partnerships	0.0%	0.0%	0.00%	0.0%	0.00%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	3.6%	53.7%	1.94%	38.7%	1.40%
Other	0.0%	0.2%	0.00%	0.3%	0.00%

Total Account expenses	-0.26%				-0.26%

Account Return	2.31%				2.81%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

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TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended December 31, 1996 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	September 30, 1996	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	December 31, 1996	Total Return	Total Return %
Real estate properties	$99.2	$-	$0.1	$2.6	$131.8	$2.7
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	99.2	-	0.1	2.6	131.8	2.7	2.7%
Real estate joint ventures and limited partnerships	-	-	-	-	-	-	0.0%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	115.9	0.1	1.7	2.4	236.1	4.2	3.6%
Other	0.5				1.8	-	0.0%
Minority Int. in Subs.	-				-
Net assets	$215.6	$0.1	$1.8	$5.0	$369.7	$6.9	3.20%

Expenses
Investment advisory charges					$(0.3)		-0.15%
Administrative charges					(0.1)		-0.06%
Distribution charges					-		0.00%
Mortality and expense risk charges					(0.1)		-0.05%
Liquidity guarantee charges					-		0.00%

Total Expenses					$(0.5)		-0.26%

Net asset value per accumulation unit	$108.600				$111.110		2.31%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

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TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 1996

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	3.0%	50.8%	1.51%	65.7%	1.95%
Real estate joint ventures and limited partnerships	0.0%	0.0%	0.00%	0.0%	0.00%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	2.2%	49.0%	1.07%	34.0%	0.74%
Other	0.0%	0.2%	0.00%	0.3%	0.00%

Total Account expenses	-0.18%				-0.18%

Account Return	2.07%				2.51%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

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TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended September 30, 1996 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	June 30, 1996	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	September 30, 1996	Total Return	Total Return %
Real estate properties	$85.9	$-	$0.3	$2.3	$99.2	$2.5
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	85.9	-	0.3	2.3	99.2	2.5	3.0%
Real estate joint ventures and limited partnerships	-	-	-	-	-	-	0.0%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	82.9	-	0.4	1.3	115.9	1.8	2.2%
Other	0.3				0.5	-	0.0%
Minority Int. in Subs.	-				-
Net assets	$169.1	$-	$0.7	$3.6	$215.6	$4.3	2.57%

Expenses
Investment advisory charges					$(0.1)		-0.08%
Administrative charges					(0.2)		-0.09%
Distribution charges					(0.0)		-0.01%
Mortality and expense risk charges					-		0.00%
Liquidity guarantee charges					-		0.00%

Total Expenses					$(0.3)		-0.18%

Net asset value per accumulation unit	$106.400				$108.600		2.07%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

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TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 1996

	{1}	{2}	{3}	{4}	{5}
					Adjusted
	Total		Weighted	Re-Weight of	Total
	Return	Weighting	Return	Total Return	Return
Real estate properties, net	3.0%	46.4%	1.41%	61.4%	1.86%
Real estate joint ventures and limited partnerships	0.0%	0.0%	0.00%	0.0%	0.00%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	1.8%	53.3%	0.95%	38.3%	0.68%
Other	0.0%	0.2%	0.00%	0.3%	0.00%

Total Account expenses	-0.07%				-0.07%

Account Return	2.02%				2.47%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

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TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended June 30, 1996 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	March 31, 1996	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	June 30, 1996	Total Return	Total Return %
Real estate properties	$67.7	$-	$0.5	$1.5	$85.9	$2.0
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	67.7	-	0.5	1.5	85.9	2.0	3.0%
Real estate joint ventures and limited partnerships	-	-	-	-	-	-	0.0%
Real estate related securities	-			-	-	-	0.0%
Cash and short term securities	77.7	-	0.2	1.2	82.9	1.4	1.8%
Other	0.3				0.3	-	0.0%
Minority Int. in Subs.	-				-
Net assets	$145.7	$-	$0.7	$2.7	$169.1	$3.4	2.36%

Expenses
Investment advisory charges					$(0.1)		-0.07%
Administrative charges					-		0.00%
Distribution charges					-		0.00%
Mortality and expense risk charges					-		0.00%
Liquidity guarantee charges					-		0.00%

Total Expenses					$(0.1)		-0.07%

Net asset value per accumulation unit	$104.290				$106.400		2.02%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

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TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 1996

	{1}	{2}	{3}	{4}	{5}
					Adjusted
	Total		Weighted	Re-Weight of	Total
	Return	Weighting	Return	Total Return	Return
Real estate properties, net	2.8%	36.6%	1.03%	50.9%	1.43%
Real estate joint ventures and limited partnerships	0.0%	0.0%	0.00%	0.0%	0.00%
Real estate related marketable securities	0.0%	0.0%	0.00%	0.0%	0.00%
Cash and short term securities	1.4%	61.6%	0.88%	46.6%	0.66%
Other	0.0%	1.8%	0.00%	2.5%	0.00%

Total Account expenses	-0.10%				-0.10%

Account Return	1.68%				1.99%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

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TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION - for the quarterly period ended March 31, 1996 (continued)

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions, except net asset value per accumulation unit)	December 31, 1995	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	March 31, 1996	Total Return	Total Return %
Real estate properties	$44.0	$-	$0.1	$1.2	$67.7	$1.2
Mortgage loans payable	-	-	-	-	-	-
Real estate properties, net	44.0	-	0.1	1.2	67.7	1.2	2.8%
Real estate joint ventures and limited partnerships	-	-	-	-	-	-	0.0%
Real estate related securities	-	-	-	-	-	-	0.0%
Cash and short term securities	74.0	-	(0.1)	1.1	77.7	1.1	1.4%
Other	2.2				0.3	-	0.0%
Minority Int. in Subs.	-				-
Net assets	$120.2	$-	$-	$2.3	$145.7	$2.3	1.91%

Expenses
Investment advisory charges					$-		-0.04%
Administrative charges					(0.1)		-0.06%
Distribution charges					-		0.00%
Mortality and expense risk charges					-		0.00%
Liquidity guarantee charges					-		0.00%

Total Expenses					$(0.1)		-0.10%

Net asset value per accumulation unit	$102.570				$104.290		1.68%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statement of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Accounts consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations, see {2}.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Accounts consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

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TIAA Real Estate Account Quarterly Performance Analysis

The TIAA Real Estate Account looks for favorable long-term returns through capital appreciation and rental income. In the past, real estate returns have shown little correlation to stock and bond returns, have been less volatile than stocks in particular, and have tended to provide a good hedge against inflation. The risks associated with investing in the Real Estate Account include the risks associated with real estate ownership including among other things fluctuations in property values, higher expenses or lower income than expected, risks associated with borrowing and potential environmental problems and liability, as well as risks associated with participant flows and conflicts of interest. For a more complete discussion of these and other risks, please consult the prospectus. TIAA-CREF Individual & Institutional Services, LLC and Teachers Personal Investors Services, Inc. distribute securities products.

You should consider the investment objectives, risks, charges and expenses carefully before investing. This presentation must be preceded or accompanied by a current prospectus. Please call 888 842-0318 or go to tiaa-cref.org/advisors for additional copies that contain this and other information. Please read the prospectus carefully before investing. For broker/dealer and financial advisor use only. Not for distribution to the general public.

The TIAA Real Estate Account has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents that the TIAA Real Estate Account has filed with the Securities and Exchange Commission for more complete information about the TIAA Real Estate Account and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at http://www.sec.gov. Alternatively, the TIAA Real Estate Account, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request by calling toll-free 800 842-2776.

TIAA Real Estate Account Prospectus:
http://www.tiaa-cref.org/pdf/prospectuses/realestate_prosp.pdf

© 2012 Teachers Insurance and Annuity Association – College Retirement Equities Fund (TIAACREF), 730 Third Avenue, New York, NY 10017-3206.